C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S

Security Benefit Life Insurance Company and Subsidiaries

Years Ended December 31, 2025, 2024 and 2023

With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Financial Statements

Years Ended December 31, 2025, 2024, and 2023

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

Opinion

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company), which comprise the consolidated balance sheets as of December 31, 2025 and 2024, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2025, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with accounting principles generally accepted in the United States of America.

Adoption of ASU No. 2018-12

As discussed in Notes 1 and 2 to the financial statements, the Company changed its method of accounting for long-duration contracts in each of the three years in the period ended December 31, 2025 due to the adoption of ASU No. 2018-12, Financial Services – Insurance (Topic 944), Targeted Improvements to the Accounting for Long-Duration Contracts.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

2603-10001-CS	1

A member firm of Ernst & Young Global Limited

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 24, 2026

2603-10001-CS	2

A member firm of Ernst & Young Global Limited

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets

	December 31,
	2025	2024
	(in thousands)
Assets
Investments:
Fixed maturities, available for sale ($39,826.8 million and $37,230.7 million in amortized cost for 2025 and 2024, respectively; includes $233.2 million and $332.2 million related to consolidated variable interest entities for 2025 and 2024, respectively; includes $46.5 million and $46.5 million in credit loss allowances for 2025 and 2024,respectively)	$39,944,617	$36,912,840
Fixed maturities, trading	85,453	76,221
Equity securities	1,416,745	991,706
Notes receivable from related parties	5,533,886	2,079,394
Mortgage loans	3,886,944	2,745,425
Policy loans	59,079	62,973
Cash and cash equivalents (includes $0.8 million and $42.5 million related to consolidated variable interest entities for 2025 and 2024, respectively)	2,131,843	3,815,783
Short-term investments	320,751	91,020
Derivative assets	1,541,359	1,266,094
Pledged securities	60,027	—
Other invested assets (includes $293.6 million and $306.3 million related to consolidated variable interest entities for 2025 and 2024, respectively)	1,520,782	1,617,315

Total investments	56,501,486	49,658,771
Accrued investment income (includes $5.0 million and $0.9 million related to consolidated variable interest entities for 2025 and 2024, respectively)	613,933	647,867
Reinsurance recoverable	12,507,818	10,682,423
Deferred policy acquisition costs, deferred sales inducement costs and value of business acquired	3,495,288	3,089,566
Other assets	1,087,227	713,633
Separate account assets	6,804,874	6,416,351

Total assets	$81,010,626	$71,208,611

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets (continued)

	December 31,
	2025	2024
	(in thousands)
Liabilities and stockholder’s equity
Liabilities:
Interest sensitive contract liabilities and future policy benefits	$46,048,729	$40,897,076
Funds withheld and held liability	11,066,965	9,201,462
Market risk benefits	3,319,550	3,022,203
Deferred income tax liability	117,292	31,242
Debt	111,981	113,173
Debt from consolidated variable interest entities	—	47,255
Derivative collateral	1,255,282	894,549
Repurchase agreements	1,511,982	328,443
Payables for collateral under securities loaned	62,657	—
Other liabilities	1,143,232	1,164,472
Separate account liabilities	6,804,874	6,416,351

Total liabilities	71,442,544	62,116,226
Stockholder’s equity:
Common stock (1)	7,000	7,000
Additional paid-in capital	4,394,457	4,394,107
Accumulated other comprehensive income (loss)	246,357	(67,233)
Retained earnings	4,828,121	4,652,283

Total Security Benefit Life Insurance Company stockholder’s equity	9,475,935	8,986,157
Noncontrolling interest	92,147	106,228

Total stockholder’s equity	9,568,082	9,092,385

Total liabilities and stockholder’s equity	$81,010,626	$71,208,611

(1)	$10 par value, 1,000,000 shares authorized, 700,000 issued and outstanding

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Operations

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Revenues:
Net investment income	$2,745,131	$3,026,091	$2,695,803
Asset-based and administrative fees	72,770	73,081	66,893
Other product charges	257,374	273,050	245,274
Investment-related gains (losses)	504,980	379,060	98,679
Other revenues	220,703	138,361	131,493

Total revenues	3,800,958	3,889,643	3,238,142
Benefits and expenses:
Interest sensitive contract and future policy benefits	1,298,493	1,046,772	970,788
Market risk benefit measurement (gains) losses	382,831	484,503	775,456
Other benefits	193,937	160,705	59,302

Total benefits	1,875,261	1,691,980	1,805,546
Other operating expenses	414,701	431,168	389,995
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired	412,231	351,823	318,122
Interest expense	82,137	212,025	158,168

Total benefits and expenses	2,784,330	2,686,996	2,671,831

Income before income tax expense	1,016,628	1,202,647	566,311
Income tax expense	212,715	247,836	111,758

Net income	803,913	954,811	454,553
Less: Net income (loss) attributable to noncontrolling interest	(14,081)	3,072	—

Net income attributable to Security Benefit Life Insurance Company	$817,994	$951,739	$454,553

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Net income	$803,913	$954,811	$454,553
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on investments and hedging instruments	252,129	318,272	1,003,001
Remeasurement gains (losses) of future policy benefits related to discount rate	(4,235)	4,871	(4,132)
Remeasurement gains (losses) on market risk benefits related to credit risk	65,696	(144,504)	(110,449)

Total other comprehensive income (loss), net of tax	313,590	178,639	888,420

Comprehensive income (loss)	1,117,503	1,133,450	1,342,973
Less: Comprehensive income (loss) attributable to noncontrolling interest	(14,081)	3,072	—

Comprehensive income (loss) attributable to Security Benefit Life Insurance Company	$1,131,584	$1,130,378	$1,342,973

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

			Accumulated		Total
		Additional	Other		SBLIC
	Common	Paid-In	Comprehensive	Retained	Stockholder’s	Noncontrolling
	Stock	Capital	Income (Loss)	Earnings	Equity	Interest	Total
	(in thousands)
Balance at January 1, 2023	$7,000	$3,959,107	$(902,353)	$3,537,884	$6,601,638	$—	$6,601,638
Adoption of new accounting standards [1]	—	—	—	(4,912)	(4,912)	—	(4,912)
Adoption of new accounting standards [2]	—	—	(231,939)	918,019	686,080	—	686,080

Adjusted Balance at January 1, 2023	7,000	3,959,107	(1,134,292)	4,450,991	7,282,806	—	7,282,806
Net income	—	—	—	454,553	454,553	—	454,553
Other comprehensive income (loss), net	—	—	888,420	—	888,420	—	888,420
Contribution from parent	—	435,000	—	—	435,000	—	435,000
Dividends paid	—	—	—	(350,000)	(350,000)	—	(350,000)

Balance at December 31, 2023	7,000	4,394,107	(245,872)	4,555,544	8,710,779	—	8,710,779
Net income	—	—	—	951,739	951,739	3,072	954,811
Other comprehensive income (loss), net	—	—	178,639	—	178,639	—	178,639
Contribution from parent	—	—	—	—	—	103,156	103,156
Dividends paid	—	—	—	(855,000)	(855,000)	—	(855,000)

Balance at December 31, 2024	7,000	4,394,107	(67,233)	4,652,283	8,986,157	106,228	9,092,385
Net income	—	—	—	817,994	817,994	(14,081)	803,913
Other comprehensive income (loss), net	—	—	313,590	—	313,590	—	313,590
Contribution from parent	—	350	—	—	350	—	350
Contribution of noncontrolling interest	—	—	—	—	—	—	—
Dividends paid	—	—	—	(642,156)	(642,156)	—	(642,156)

Balance at December 31, 2025	$7,000	$4,394,457	$246,357	$4,828,121	$9,475,935	$92,147	$9,568,082

1

Effective January 1, 2023, the Company adopted ASU 2016-13, Financial Instruments—Credit Losses, Measurement of Credit Losses on Financial Instruments, as clarified and amended by ASU 2019-04, Codification Improvements to Topic 326; ASU 2019-05 Financial Instruments—Credit Losses (Topic 326): Targeted Relief; and ASU 2019-11, Codification Improvements to Topic 326, Financial Instruments—Credit Losses.

2

Effective January 1, 2025, with a transition date of January 1, 2023, the Company adopted ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts (LDTI). The Company applied a modified retrospective approach for liabilities for future policy benefits, DAC, DSI, and VOBA, and a full retrospective approach for market risk benefits, as required.

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Operating activities
Net income	$803,913	$954,811	$454,553
Adjustments to reconcile net income to net cash and cash equivalents provided by (used in) operating activities:
Index credits and interest credited to account balances	1,229,064	1,128,491	586,521
Policy acquisition costs deferred	(427,324)	(359,442)	(366,519)
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired	411,975	351,823	318,122
Investment-related (gains) losses	(504,980)	(379,060)	(98,679)
Change in equity method investments	(17,455)	(93,438)	(80,456)
Amortization of investment premiums and discounts	(36,485)	(105,247)	(54,087)
Interest sensitive contract and future policy benefits	69,429	(81,719)	377,405
Depreciation and amortization	2,458	7,358	12,342
Market risk benefits measurements (gains) losses	382,831	484,503	775,456
Changes in operating assets and liabilities:
Deferred income taxes	2,690	(94,620)	(197,510)
Funds withheld and held liability	1,756,581	1,334,587	1,813,995
Investment income due and accrued	(515,103)	(485,052)	(431,741)
Other assets and liabilities	(12,695)	166,700	147,082

Net cash and cash equivalents provided by operating activities	3,144,899	2,829,695	3,256,484
Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	16,870,283	21,718,867	8,021,523
Mortgage loans	918,480	338,443	103,769
Derivative assets	1,152,298	1,065,262	484,689
Notes receivable from related parties	4,453,293	4,958,630	3,788,848
Net sales (purchases) of fixed maturities, trading	(8,308)	18,208	(35,834)
Other invested assets	525,201	558,914	612,226

	23,911,247	28,658,324	12,975,221
Acquisitions of investments:
Fixed maturities available for sale	(19,715,288)	(17,707,094)	(12,723,875)
Mortgage loans	(1,774,194)	(2,162,112)	(100,406)
Derivative assets	(724,314)	(523,545)	(428,418)
Notes receivable from related parties	(7,903,461)	(6,035,840)	(3,086,017)
Net sales (purchases) of equity securities at fair value	(107,504)	(231,145)	(49,388)
Other invested assets	(727,887)	(1,176,693)	(327,064)

	(30,952,648)	(27,836,429)	(16,715,168)
Net sales (purchases) of property and equipment	(301)	(263)	(3,377)
Net sales (purchases) of short-term investments	(44,316)	71,817	547,351
Net decrease (increase) in policy loans	3,894	1,398	1,936

Net cash and cash equivalents provided by (used in) investing activities	(7,082,124)	894,847	(3,194,037)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (continued)

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Financing activities
Payments on debt and debt from consolidated VIEs	(47,255)	(190,277)	88,754
Contribution of noncontrolling interest	—	103,156	—
Capital contribution from parent	350	—	435,000
Dividends paid to parent	(540,000)	(355,000)	(350,000)
Net change in repurchase agreements	1,188,392	(684,055)	112,119
Cash receipts under securities lending program	62,657	—	—
Deposits to annuity account balances	5,339,726	4,684,487	4,132,870
Withdrawals from annuity account balances	(3,750,585)	(5,020,009)	(4,204,464)

Net cash and cash equivalents provided by (used in) financing activities	2,253,285	(1,461,698)	214,279

Increase (decrease) in cash and cash equivalents	(1,683,940)	2,262,844	276,726
Cash and cash equivalents at beginning of period	3,815,783	1,552,939	1,276,213

Cash and cash equivalents at end of period	$2,131,843	$3,815,783	$1,552,939

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$67,996	$109,701	$60,645

Income taxes	$237,400	$258,430	$321,301

Supplemental disclosure of non-cash information
Cash received in the prior year for policies issued in the current year	$28,607	$31,575	$81,441

Securities purchased not yet settled in cash	$(294,954)	$(436,817)	$(49,760)

Securities sold not yet settled in cash	$346,368	$82,280	$110,914

Accrued interest paid in kind	$575,322	$585,741	$382,913

In-kind dividends to parent	$102,156	$500,000	$—

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2025, 2024 and 2023

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies

Nature of Operations

The operations of Security Benefit Life Insurance Company (“SBLIC”), together with its subsidiaries and consolidated variable interest entities (“VIEs”) (see Note 4) (referred to herein, collectively, as SBLIC, the Company, or we), consist primarily of marketing and distributing annuities, retirement plans, and other related products throughout the United States. Security Distributors, LLC (“SD”), a subsidiary of Security Benefit Life Insurance Company (“SBLIC”), is a registered broker/dealer with the Securities and Exchange Commission (“SEC”) and is a member of the Financial Industry Regulatory Authority. The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.

The Company offers a diversified portfolio of products comprised primarily of fixed annuities, fixed index annuities (“FIA”), variable annuities (“VA”), and retirement plans. Our products are distributed by independent representatives through third-party distribution channels and sales networks.

Basis of Presentation

The financial statements of the Company are presented in accordance with U.S. generally accepted accounting principles (“GAAP”) on a consolidated basis and include the operations of SBLIC and its subsidiaries, SD; SAILES 2, LLC (“SAILES”); Sixth Avenue Reinsurance Company (“SARC”); Bentley Park, LLC, Chisholm Trail, LLC; Coronado Heights, LLC; Earhart Capital, LLC; Hawk Trail, LLC; Monarch Field, LLC; Perry Park, LLC; Pinckney Holdings, LLC; Ripley Park, LLC; SB 625 Madison Holdings, LLC; SB IIS Co., LLC; SB ISH, LLC; Shamrock Valley, LLC; Triple 8, LLC; IDF VI, LLC; IDF V, LLC; SecBen GBM Investco, LLC; FHI Investor, LLC; and the consolidated VIEs (see Note 4). All intercompany accounts and transactions have been eliminated in the consolidation.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Use of Estimates

The preparation of the Consolidated Financial Statements and accompanying notes in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts reported and disclosed. Significant estimates and assumptions include the valuation of investments; valuation of over-the-counter derivative financial instruments; determination of investment impairments and valuation allowances; calculation of liabilities for future policy benefits; valuation of market risk benefit assets and liabilities; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its Consolidated Financial Statements are reasonable.

Significant Accounting Policies

Investments

Fixed maturity investments include bonds, asset-backed securities, redeemable preferred stock, and collateral loans. Fixed maturity investments are classified as available for sale (“AFS”) and carried at fair value, with related unrealized gains and losses, exclusive of allowance for expected credit losses, reflected as a component of Accumulated other comprehensive income or loss (“AOCI”) in the Consolidated Balance Sheets.

The Company classified as trading certain fixed maturity securities investments. The change in fair value of these financial instruments is recognized as a component of Investment-related gains (losses) in the Consolidated Statements of Operations.

Equity securities include mutual funds, common stock, and non-redeemable preferred stock. Equity investments not accounted for under the equity method of accounting or the measurement alternative are carried at fair value, with related unrealized gains and losses recognized as a component of the Investment-related gains (losses) in the Consolidated Statements of Operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Investments in joint ventures and partnerships are reported in Other invested assets on the Consolidated Balance Sheets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees.

Realized capital gains and losses on sales of investments are determined using the specific identification method. Unrealized capital gains and losses related to trading securities are reported as a component of Investment-related gains (losses) in the Consolidated Statements of Operations. Credit losses are also reported within Investment-related gains (losses) in the Consolidated Statements of Operations.

The Company evaluates its fixed maturity AFS investments quarterly to determine whether a decline in fair value below the amortized cost basis has resulted from credit loss or other factors. This evaluation process involves monitoring market events that could affect issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also entails monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

Each reporting period, securities in an unrealized loss position are reviewed to determine whether a decline in value is due to credit risk. Relevant facts and circumstances considered include: (1) the extent the fair value is below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events and (4) for structured securities, the adequacy of the expected cash flows. To the extent the Company determines an unrealized loss is due to credit risk, an allowance for credit loss is recognized through a reduction to Net income.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The credit loss component of a structured security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The structured securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees. The Company does not measure a credit loss allowance on accrued interest receivable because we write off the accrued interest receivable balance to net investment income in a timely manner when we have concern regarding collectability.

Amounts in Fixed maturities, available for sale deemed uncollectible are written off and removed from the allowance for credit loss. A write-off may also occur if the Company intends to sell a security or if it is more likely than not that the Company will be required to sell the security before the recovery of its amortized cost, which in some cases, may extend to maturity. Any additional impairment, other than for credit loss, is recorded as a component of Other comprehensive income (“OCI”), net of income taxes, on the Consolidated Statements of Comprehensive Income.

Commercial and residential mortgage loans are generally reported at cost, adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in Net investment income in the Consolidated Statements of Operations. Any change in the mortgage loan valuation allowances are reported in Investment-related gains (losses) on the Consolidated Statements of Operations. See Note 3 for details around our valuation allowance.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Policy loans are reported at unpaid principal balance.

Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

The Company has agreed to provide a loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee on unfunded amounts and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 14.

The Company has variable interest investments in different types of securitization entities, which are deemed VIEs. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, the Company would not consolidate a VIE when it is not the primary beneficiary. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a variable interest.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Asset and Liability Derivatives

The Company hedges certain exposures to equity market risk, foreign exchange risk, and interest rate risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability on the Consolidated Balance Sheets at fair value. Derivative instruments that are not designated in hedge accounting relationships are recorded at fair value, with changes in fair value recognized in Investment-related gains (losses) on the Consolidated Statements of Operations.

The Company issues certain products and periodically enters into certain transactions that contain a derivative that is embedded in the product or the transaction, and must be accounted for under Accounting Standards Codification (“ASC”) 815, Derivatives and Hedging (“ASC 815”).

Embedded derivatives are bifurcated from host contracts when the embedded feature is not clearly and closely related to the host and would qualify as a derivative on a standalone basis. Bifurcated embedded derivatives are reported within policy liabilities and measured at fair value, with changes recognized in earnings. See Note 11 for a description of embedded derivatives related to fixed index annuity index credits.

The Company previously entered into distribution arrangements under which it earned level commission payments over time. The related commission receivable includes an embedded lapse risk feature. In accordance with ASC 815, the lapse risk feature is bifurcated and accounted for as a derivative. The derivative is measured at fair value, with changes recognized in earnings.

The Company is party to both bilateral and tri-party agreements with certain derivative instrument counterparties that require the posting of collateral based on the fair value of derivative positions, subject to agreed-upon thresholds. Under bilateral arrangements, cash collateral received is recorded as an asset with a corresponding liability. Under certain tri-party arrangements, collateral is held by a third-party custodian and is not recognized on the Company’s Consolidated Balance Sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Deferred Income Taxes

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s Consolidated Statements of Operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.

The realization of deferred tax assets related to unrealized losses on available for sale fixed maturity securities is based on the Company’s ability to hold the securities for a period of time sufficient to allow for the recovery of the value.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired

Deferred policy acquisition costs (“DAC”) represents incremental, direct costs incurred to successfully acquire new insurance or annuity contracts. Deferred sales inducement costs (“DSI”) represents amounts credited to policyholders as sales incentives at contract inception that are incremental to amounts credited on similar contracts without such features. Value of business acquired (“VOBA”) represents the fair value of in-force contracts acquired in a business combination and is recorded as an intangible asset.

DAC, DSI, and VOBA related to long-duration contracts are amortized on a constant-level basis over the expected term of the related contracts, generally at a grouped contract level. The amortization period reflects best estimate assumptions regarding contract persistency, including lapses, withdrawals, and mortality. Assumptions are reviewed at least annually and changes in expected contract duration are reflected prospectively.

Certain policyholder transactions, including contract exchanges or modifications, are accounted for as internal replacements. Internal replacements are accounted for as a termination of the original contract and issuance of a new contract, and any associated unamortized DAC or DSI is written off at the time of replacement.

In 2025, the Company performed its annual review of significant assumptions and updated certain assumptions to reflect emerging experience and expectations for future performance. Revisions primarily related to policyholder behavior assumptions, including utilization rates for rider benefits and full surrender rates. The updates were based on recent experience studies, industry data, and refinements to modeling methodologies.

In 2024, the Company performed its annual review of significant assumptions and updated certain assumptions to reflect emerging experience and updated modeling approaches. Revisions primarily related to policyholder behavior assumptions, including surrender patterns and rider utilization, as well as mortality assumptions for certain products. The Company also refined certain modeling methodologies used to project policyholder behavior.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The following table provides the policy count weighted-average durations using the above assumptions over the DAC and DSI amortization period, in years ended December 31:

	2025	2024
Fixed Index Annuity	5.5	6.1
Fixed Annuity	2.6	3.2
Variable Annuity	10.2	10.3

Total	5.4	6.0

The following table provides the policy count weighted-average durations during the VOBA amortization period, in years ended December 31:

	2025	2024
Fixed Index Annuity	4.1	4.7
Fixed Annuity	2.2	2.4
Variable Annuity	8.5	9.1

Total	6.2	6.8

Reinsurance Agreements

The Company utilizes reinsurance agreements to manage risks associated with its annuity operations, optimize capital, and manage exposure to large losses. These agreements include coinsurance and coinsurance with funds withheld arrangements.

In the accompanying Consolidated Financial Statements, premiums, benefits, and settlement expenses are reported net of reinsurance ceded. Policy liabilities, including liabilities for future policy benefits, interest sensitive contract liabilities, and market risk benefits (“MRBs”), are reported gross of reinsurance ceded.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Under coinsurance with funds withheld arrangements, the Company transfers all or a portion of the risks and benefits associated with specific policies to reinsurers while retaining the invested assets supporting the ceded reserves on its Consolidated Balance Sheets. The corresponding obligation to the reinsurer is recorded as a funds withheld and held liability and is adjusted for changes in the fair value of the underlying assets in accordance with the terms of the reinsurance agreement.

Reinsurance premiums and benefits are accounted for in a manner consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Reinsurance recoverables related to liability for future policy benefits, interest sensitive contract liabilities, and MRBs are recorded within Reinsurance recoverable on the Consolidated Balance Sheets.

In accordance with Accounting Standards Update (“ASU”) 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts (“LDTI”):

•	Ceded liabilities for Interest sensitive contract liabilities and future policy benefits are measured using assumptions consistent with the underlying direct contracts.

•

Ceded MRBs are measured at fair value, consistent with the measurement of direct MRBs. Changes in the fair value of ceded MRBs are recognized in earnings, except for the portion attributable to changes in instrument-specific credit risk, which is recorded in OCI.

•

Certain reinsurance agreements include embedded derivatives, including funds withheld features, that are accounted for under ASC 815. These embedded derivatives are measured at fair value, with changes in fair value recognized in Investment-related gains (losses).

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.

Other Assets

Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 40 years. Property and equipment is reported within Other assets on the Consolidated Balance Sheets.

Goodwill is recognized for the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. If the fair value of the reporting unit is lower than the reporting unit’s carrying value, goodwill is written down, and a charge is reported in the Consolidated Statements of Operations. Goodwill is reported within Other assets on the Consolidated Balance Sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Separate Accounts

The Separate account assets and Separate account liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The Separate account assets are carried at fair value, and Separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account contract holders of the Company are excluded from the amounts reported in the Consolidated Statements of Operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in Net investment income in the accompanying Consolidated Statements of Operations. Revenues from charges on separate account products consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

Interest sensitive contract liabilities and future policy benefits

Interest sensitive contract liabilities are primarily associated with deferred annuities, consisting of fixed, variable, and index annuities, interest-sensitive life insurance, funding agreements, and other investment-type contracts comprised of immediate annuities without significant mortality risk.

Liabilities for interest sensitive life and deferred annuity products, including fixed annuities and the fixed portion of variable and index annuities, represent contract values accumulated with interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Interest crediting rates ranged from 1.0% to 6.6%, 1.0% to 6.7%, and 1.0% to 6.9% during each of the years 2025, 2024, and 2023, respectively.

For fixed index annuities, the liability consists of: (i) the host (guaranteed) component, (ii) the embedded derivative component related to index credits, and (iii) any fixed account balance. The host component is established at contract inception and accreted over the life of the contract at a constant effective interest rate. The embedded derivative is measured at fair value using discounted cash flow techniques based on projected excess benefits over minimum guarantees, discounted using observable risk-free interest rates adjusted for the Company’s nonperformance risk. Changes in fair value are recognized in earnings.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Significant assumptions used in the calculation of the index annuity embedded derivative include projected option budget levels, performance of the underlying index, expected policyholder behavior (including lapses and benefit utilization), and discount rates. The discount rate used in valuing the embedded derivative incorporates a provision for nonperformance risk and a margin for uncertainty in projected cash flows.

Liabilities for future policy benefits for traditional life and life-contingent immediate annuity products are measured using a net level premium method.

Assumptions used in measuring the liability for future policy benefits are reviewed at least annually and updated prospectively as necessary. Significant assumptions include mortality, morbidity, lapse, and expense assumptions.

The liability for future policy benefits is discounted using an upper-medium grade (low credit risk) fixed income instrument yield that maximizes the use of observable market inputs. The discount rate is based on a U.S. corporate bond yield curve for instruments rated A (or equivalent), derived from observable market data. The Company utilizes a published market yield curve and converts the curve to forward rates for use in discounting projected cash flows. The yield curve is locked in at contract issuance for each issue-year cohort and is updated at each reporting date using current observable market yields. For durations beyond the last observable tenor, the Company holds the last observable rate constant. The difference between the liability measured using the locked-in discount rate and the liability measured using the current discount rate is recognized in AOCI.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Market risk benefits

MRBs represent contract features that provide protection to the policyholder from capital market risk and expose the Company to other-than-nominal market risk. MRBs are measured at fair value at the contract level and may be recorded as either a liability or an asset and are included in Market risk benefits or Other assets, respectively, on the Consolidated Balance Sheets.

The fair value of an MRB represents the present value of projected excess benefits over the present value of attributed fees. Excess benefits represent projected benefits payable to the policyholder in excess of the contract account balance, as applicable. Attributed fees represent the portion of total contract fees allocated to the MRB based on its relative fair value at contract inception.

Changes in the fair value of MRBs are recognized in earnings within Market risk benefits measurement (gains) losses on the Consolidated Statements of Operations, excluding amounts attributable to changes in instrument-specific credit risk, which are recognized in OCI on the Consolidated Statements of Comprehensive Income. MRBs are measured gross of reinsurance. Ceded MRBs are measured at fair value and recorded within Reinsurance recoverable.

The Company’s annuity products, including FIAs and VAs, include certain guarantees that meet the definition of MRBs under ASC 944, Financial Services—Insurance. These guarantees include guaranteed minimum death benefits (“GMDB”), guaranteed lifetime withdrawal benefits (“GLWB”), guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum income benefits (“GMIB”), and certain rider charge refund features.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

MRBs are distinct from embedded derivatives related to FIA index-crediting features, which are accounted for under ASC 815.

Multiple MRB features on a single contract are treated as a single compound MRB for measurement purposes. At contract inception, the Company determines the total fees and assessments collectible from the policyholder and attributes a portion of those fees to the MRB based on the relative fair value of the guarantee. Attributed fees are included in the valuation of the MRB and are not permitted to exceed total explicit fees collectible from the policyholder.

If the present value of projected excess benefits exceeds the present value of attributed fees at contract inception, a corresponding asset is recognized and amortized using the same methodology and assumptions applied to DAC, consistent with the amortization framework described in Note 6.

Upon annuitization or extinguishment of the underlying account balance, the related MRB is derecognized, including amounts recorded in AOCI.

The determination of fair value requires the use of significant actuarial and capital market assumptions in projecting excess benefits over attributed fees. Judgment is required in developing both economic and policyholder behavior assumptions.

Economic assumptions include interest rates and implied volatilities throughout the duration of the liability. For index annuities, assumptions include projected equity returns, implied volatilities, and other market inputs that affect projected MRB cash flows (including benefits in excess of the account balance and attributed fees). Expected index credits and projected equity option costs are considered to the extent they impact projected account values and MRB utilization. Policyholder behavior assumptions, including lapses, withdrawals, mortality, and benefit utilization, are also incorporated into the valuation and significantly affect projected cash flows.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

All inputs are used to project excess benefits and fees over a range of risk-neutral, stochastic interest rate scenarios. For index annuities, stochastic equity return scenarios are also incorporated. The discount rate includes a provision for nonperformance risk, reflecting the Company’s own credit spread.

Recognition of Revenues

Interest income and dividends, recorded in Net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in Net investment income over the contractual terms of the investments in a manner that produces an effective yield. For structured securities, included in the fixed maturity available for sale securities portfolios, the amortization/accretion of premiums and discounts incorporate prepayment assumptions to produce a constant yield over the expected life of the security. When actual prepayments differ significantly from originally anticipated prepayments, the accretable yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured securities other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in Net investment income.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Revenues from Contracts with Customers

The Company has two revenue streams that are recognized in accordance with ASC 606, Revenue from Contracts with Customers: distribution revenue and shareholder administrative service revenue.

Distribution Revenue

SD enters into distribution and underwriting arrangements with various unaffiliated mutual fund companies. The Company primarily receives distribution fees paid by the fund over time. The performance obligation is the sale of securities to investors, which is fulfilled on the trade date. Amounts owed to the Company under the arrangements are primarily dependent on the value of the shares at future points in time, as well as the length of time the investor remains in the fund, both of which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund and investor activity is known, which are usually at month end or quarter end. Distribution revenue for the years ended December 31, 2025, 2024 and 2023 amounted to $24.3 million, $23.2 million, and $20.4 million, respectively, and is included in the Consolidated Statements of Operations in Asset-based and administrative fees.

Shareholder Administrative Service Revenue

SBLIC enters into agreements with unaffiliated investment vehicles for the provision of services such as sub-transfer agency, record keeping and various shareholder administrative services. Management does not consider these to be a series of distinct services, but as a single performance obligation, because they are not separable and not distinct within the context of the contract and are highly interrelated. They have the same pattern of transfer (i.e., transfer to customers over time) and use the same method to measure progress (i.e., time based measure of progress). The Company

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

primarily receives fees paid by the fund or its affiliates over time. The performance obligation is the completion of those services. Amounts owed to the Company under the arrangements are dependent on the value of the shares at future points in time, which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund is known, which are usually monthly or quarterly. Service fee revenue for the years ended December 31, 2025, 2024, and 2023 amounted to $9.3 million, $9.4 million, and $8.8 million, respectively, and is included in the Consolidated Statements of Operations in Asset-based and administrative fees.

The Company evaluates the need for a credit loss allowance for accounts receivable that it believes will not be collected in full. There was no allowance for credit losses at December 31, 2025 or 2024.

Reclassifications

During the year ended December 31, 2025, the Company made certain reclassifications to improve the clarity and consistency of presentation on the Consolidated Balance Sheets and Consolidated Statements of Operations.

Consolidated Balance Sheets

Reclassifications include:

i.	derivative amounts previously reported within Other invested assets were combined with amounts previously presented as Call options into a new line item titled Derivative assets;

ii.

the separate line items for Deferred policy acquisition costs, Deferred sales inducement costs, and Value of business acquired were combined into a single line item titled Deferred policy acquisition costs, deferred sales inducement costs and value of business acquired;

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

iii.	the separate line items for Accounts receivable, Property and equipment, net, and Goodwill were aggregated into Other assets;

iv.	Policy reserves and annuity account values were renamed Interest sensitive contract liabilities and future policy benefits; and

v.	Surplus notes were renamed Debt.

Consolidated Statements of Operations

Reclassifications include:

i.	Change in fair value of options, futures and swaps was included within Investment-related gains (losses); and

ii.

the separate line items for Index credits and interest credited to account balances and Change in fixed annuity embedded derivative and related benefits were combined into a single line item titled Interest sensitive contract and future policy benefits.

Prior-period amounts have been reclassified to conform to the current-period presentation. These reclassifications had no effect on previously reported total assets, total liabilities, stockholder’s equity, net income, comprehensive income, or cash flows.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Adoption of New Accounting Pronouncements

The following table provides a description of the adoption of new accounting standards:

Standard	Description of Requirements	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts (LDTI)	Amends the accounting and disclosure requirements for long-duration insurance contracts. Key changes include: (i) annual review and updating of assumptions for liabilities for future policy benefits and updating discount rates each reporting period, with discount rate changes recognized in other comprehensive income; (ii) measurement of market risk benefits at fair value, with changes in instrument-specific credit risk recognized in other comprehensive income; (iii) amortization of DAC, DSI, and VOBA on a constant-level basis over the expected term of contracts; and (iv) expanded rollforward and assumption disclosures.	Effective January 1, 2025, with a transition date of January 1, 2023. The Company applied a modified retrospective approach for liabilities for future policy benefits and DAC, DSI, and VOBA and a full retrospective approach for market risk benefits, as required.	Adoption resulted in a cumulative increase to stockholder’s equity of $686.1 million as of January 1, 2023. See Note 2 for additional information regarding the impact of adoption.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

See Note 2 for the effects of LDTI adoption on our 2023 Consolidated Financial Statements.

Future Adoption of Accounting Pronouncements

The following table provides a description of future adoptions of other new accounting standards that may have an impact on the Consolidated Financial Statements when adopted:

Standard	Description of Requirements	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2025-09, Hedge Accounting Improvements	Provides various targeted hedge accounting improvements with the goal of more closely aligning hedge accounting with the economics of an entity’s risk management activities.	January 1, 2028, including interim periods, with early adoption permitted. The amendments apply prospectively to all hedging relationships.	The Company is in the process of determining the impact of adopting the provisions of ASU 2025-09.

ASU 2025-08, Financial Instruments—Credit Losses: Purchased Loans	Requires purchased seasoned loans—defined as non-PCD loans (excluding credit cards) acquired 90+ days after origination when the acquirer was not involved in origination, as well as all non-PCD loans acquired in a business combination—be accounted for using the gross-up approach.	January 1, 2027, including interim periods, with early adoption permitted. The amendments apply prospectively to loans acquired after the effective date.	The Company is in the process of determining the impact of adopting the provisions of ASU 2025-08.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

ASU 2025-07, Derivatives Scope Refinements and Scope Clarification for Share-Based Noncash Consideration from a Customer in a Revenue Contract	Expands the non-exchange-traded contract scope exception to exclude contracts with certain underlyings based on operations or activities specific to one party. The ASU clarifies that the scope of ASC Topic 606 includes share-based noncash consideration from a customer until the right to receive or retain such consideration becomes unconditional.	January 1, 2027, including interim periods, with early adoption permitted. The amendments may be applied prospectively to new contracts or on a modified retrospective basis.	The Company does not expect ASU 2025-07 to have material impact on the Company’s financial condition, results of operations, or cash flows.

ASU 2025-06, Targeted Improvements to Accounting for Internal-Use Software	Simplifies accounting for internal-use software by eliminating references to specific development project stages and clarifies the threshold entities should apply to begin capitalizing costs.	January 1, 2028, including interim periods, with early adoption permitted. The amendments may be applied prospectively, retrospectively, or utilizing a modified transition approach.	The Company is in the process of determining the impact of adopting the provisions of ASU 2025-06.

ASU 2023-09, Improvements to Income Tax Disclosures	Requires entities to disclose additional information around the effective tax rate reconciliation and income taxes paid.	January 1, 2026 with early adoption permitted. The amendments should be applied on a prospective basis. Retrospective application is permitted.	The Company does not expect ASU 2023-09 to have material impact on the Company’s financial condition, results of operations, or cash flows.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Adoption of Accounting Pronouncement

The following schedules provide the transition disclosures and effect of our LDTI adoption on the 2023 and 2024 Consolidated Financial Statements. See Note 11 for further disclosures.

The new guidance is only applicable to the measurements of our long-duration insurance liabilities and related reinsurance recoverables under US GAAP and does not affect the accounting for our insurance reserves or the levels of capital and surplus under statutory accounting practices.

The following table summarizes changes to Interest sensitive contract liabilities and future policy benefits as of the adoption date:

	Index annuities	Fixed annuities	Variable annuities	Life- Contingent Payout annuities	Life	Other(1)	Total
	(in thousands)
Balance as of December 31, 2022	$26,352,667	$7,328,533	$2,015,038	$120,315	$547,591	$1,885,005	$38,249,149
Adjustment for transition impact	—	—	—	3,615	(45,132)	1,320	(40,197)
Change in discount rate assumptions	—	—	—	(1,798)	2,586	—	788
Adjustment for removal of effect of unrealized losses	329,585	—	6,400	—	—	—	335,985
Adjustment for removal of balances related to market risk benefits	(2,844,988)	—	(32,453)	—	—	—	(2,877,441)

Adjusted balance as of January 1, 2023	$23,837,264	$7,328,533	$1,988,985	$122,132	$505,045	$1,886,325	$35,668,284

(1)	Other primarily consist of funding agreements, group fixed account, non-life contingent payout annuities, as well as reserves for our other lines of business.

The following table presents the net liability position of Market risk benefits as of the adoption date:

	Index annuities	Variable annuities	Total
	(in thousands)
Balance as of December 31, 2022	$—	$—	$—
Adjustment for addition of existing balances(1)	1,792,040	74,894	1,866,934
Adjustment for change in instrument-specific credit risk	(457,221)	(7,532)	(464,753)

Adjusted balance as of January 1, 2023	$1,334,819	$67,362	$1,402,181

(1)	Previously recorded within Interest sensitive contract liabilities and future policy benefits on the Consolidated Balance Sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Adoption of Accounting Pronouncement (continued)

The following table represents Market risk benefits by asset and liability positions as of the adoption date:

	Asset(1)	Liability	Net liability
	(in thousands)
Index annuities	$57,119	$1,391,938	$1,334,819
Variable annuities	2,167	69,529	67,362

Adjusted balance as of January 1, 2023	$59,286	$1,461,467	$1,402,181

(1)	Included in Other assets on the Consolidated Balance Sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Adoption of Accounting Pronouncement (continued)

The following table summarizes the change in DAC, DSI, and VOBA as of the adoption date:

	Index annuities	Fixed annuities	Variable annuities	Life	Other	Total
	(in thousands)
DAC Balance as of December 31, 2022	$1,159,539	$98,078	$40,859	$—	$2,775	$1,301,251
Removal of effect of unrealized gains adjustment	(170,454)	(55,504)	(15,353)	—	—	(241,311)

Adjusted DAC balance as of January 1, 2023	$989,085	$42,574	$25,506	$—	$2,775	$1,059,940

DSI Balance as of December 31, 2022	$384,401	$306	$873	$—	$—	$385,580
Removal of effect of unrealized gains adjustment	(48,668)	(277)	(106)	—	—	(49,051)

Adjusted DSI balance as of January 1, 2023	$335,733	$29	$767	$—	$—	$336,529

VOBA Balance as of December 31, 2022	$1,049,964	$40,499	$33,028	$44,821	$—	$1,168,312
Removal of effect of unrealized gains adjustment	(107,346)	(20,760)	(3,106)	—	—	(131,212)
Fair value adjustment of market risk benefits	118,719	—	36,262	—	—	154,981

Adjusted VOBA balance as of January 1, 2023	$1,061,337	$19,739	$66,184	$44,821	$—	$1,192,081

The following table summarizes the change in Reinsurance recoverable as of the adoption date:

Total
(in thousands)
Balance as of December 31, 2022	$7,481,844
Adjustment for transition impact	(43,633)

Adjusted balance as of January 1, 2023	$7,438,211

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Adoption of Accounting Pronouncement (continued)

The following table summarizes the change in Deferred income tax liability and Total stockholder’s equity as of the adoption date:

Amount
(in thousands)
Impact of LDTI adjustments:
Reinsurance recoverable	$(43,633)
Deferred policy acquisition costs, deferred sales inducement costs and value of business acquired	(266,593)
Other assets	59,286
Interest sensitive contract liabilities and future policy benefits	2,580,865
Market risk benefits	(1,461,467)

Subtotal	868,458
Tax rate	21%
Deferred income tax liability	182,378

Total stockholder’s equity	$686,080

The following represents the effects of LDTI adoption on the applicable financial statement line items in our Consolidated Balance Sheets:

	December 31, 2023
	Reported	Adoption	Adjusted
	(in thousands)
Assets
Reinsurance recoverable	$9,358,717	$(25,835)	$9,332,882
Deferred income tax asset	99,757	(99,757)	—
Deferred acquisition costs, deferred sales inducements and value of business acquired	2,810,852	10,074	2,820,926
Other assets	733,144	40,844	773,988

Total assets	$65,904,731	$25,083	$65,929,814

Liabilities and stockholder’s equity
Liabilities:
Interest sensitive contract and future policy benefits	$41,794,451	$(3,181,435)	$38,613,016
Market risk benefits	—	2,358,269	2,358,269
Deferred income tax liability	—	78,375	78,375

Total liabilities	57,864,069	(645,034)	57,219,035

Stockholder’s equity:
Accumulated other comprehensive loss	(230,289)	(15,583)	(245,872)
Retained earnings	3,869,844	685,700	4,555,544

Total SBLIC stockholder’s equity	8,040,662	670,117	8,710,779

Total stockholder’s equity	8,040,662	670,117	8,710,779

Total liabilities and stockholder’s equity	$65,904,731	$25,083	$65,929,814

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Adoption of Accounting Pronouncement (continued)

	As of December 31, 2024
	Reported	Adoption	Adjusted
	(in thousands)
Assets
Reinsurance recoverable	$10,747,003	$(64,580)	$10,682,423
Deferred income tax asset	207,425	(207,425)	—
Deferred acquisition costs, deferred sales inducements and value of business acquired	2,737,652	351,914	3,089,566
Other assets	676,274	37,359	713,633

Total assets	$71,091,343	$117,268	$71,208,611

Liabilities and Equity
Liabilities:
Interest sensitive contract liabilities and future policy benefits	$44,731,093	$(3,834,017)	$40,897,076
Market risk benefits	—	3,022,203	3,022,203
Deferred income tax liability	—	31,242	31,242

Total liabilities	62,896,798	(780,572)	62,116,226

Stockholder’s equity
Accumulated other comprehensive (loss) income	(127,469)	60,236	(67,233)
Retained earnings	3,814,678	837,605	4,652,283

Total SBLIC stockholder’s equity	8,088,316	897,841	8,986,157

Total stockholder’s equity	8,194,544	897,841	9,092,385

Total liabilities and stockholder’s equity	$71,091,342	$117,269	$71,208,611

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Adoption of Accounting Pronouncement (continued)

The following represents the effects of LDTI adoption on the applicable financial statement lines of our Consolidated Statements of Operations:

	Year Ended December 31, 2023
	Reported	Adoption	Adjusted
	(in thousands)
Revenues

Total revenues	$3,238,142	$—	$3,238,142

Benefits and expenses
Interest sensitive contract and future policy benefits	963,926	6,862	970,788
Market risk benefits remeasurement losses	—	775,456	775,456
Other benefits	468,916	(409,614)	59,302

Total benefits	1,432,842	372,704	1,805,546
Other operating expenses	396,857	(6,862)	389,995
Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired	390,073	(71,951)	318,122
Interest expense	158,168	—	158,168

Total benefits and expenses	2,377,940	293,891	2,671,831

Income (loss) before income taxes	860,202	(293,891)	566,311
Income tax expense (benefit)	173,330	(61,572)	111,758

Net income (loss)	686,872	(232,319)	454,553

Net income attributable to SBLIC	$686,872	$(232,319)	$454,553

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Adoption of Accounting Pronouncement (continued)

	Year Ended December 31, 2024
	Reported	Adoption	Adjusted
	(in thousands)
Revenues

Total revenues	$3,889,643	$—	$3,889,643

Benefits and expenses
Market risk benefits remeasurement (gains) losses	—	484,503	484,503
Other benefits	666,906	(506,201)	160,705

Total benefits	1,713,678	(21,698)	1,691,980
Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired	522,411	(170,588)	351,823
Interest expense	212,025	—	212,025

Total benefits and expenses	2,879,282	(192,286)	2,686,996

Income (loss) before income taxes	1,010,361	192,286	1,202,647
Income tax expense (benefit)	207,455	40,381	247,836

Net income (loss)	802,906	151,905	954,811

Net income attributable to SBLIC	$799,834	$151,905	$951,739

The following represents the effects of LDTI adoption on the applicable financial statement lines of our Consolidated Statements of Comprehensive Income:

	Year Ended December 31, 2023
	Reported	Adoption	Adjusted
	(in thousands)
Net income (loss)	$686,872	$(232,319)	$454,553
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on investments and hedging instruments	1,002,838	163	1,003,001
Deferred policy acquisition costs, value of business acquired and deferred sales inducement costs	(161,726)	161,726	—
Policy reserves and annuity account values	(169,047)	169,047	—
Remeasurement gains (losses) on future policy benefits related to discount rate	—	(4,132)	(4,132)
Remeasurement gains (losses) on market risk benefits related to credit risk	—	(110,449)	(110,449)

Total other comprehensive income (loss), net of tax	672,065	216,355	888,420

Comprehensive income (loss)	1,358,937	(15,964)	1,342,973
Less: Comprehensive income (loss) attributable to noncontrolling interest	—	—	—

Comprehensive income (loss) attributable to SBLIC	$1,358,937	$(15,964)	$1,342,973

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Adoption of Accounting Pronouncement (continued)

	Year Ended December 31, 2024
	Reported	Adoption	Adjusted
	(in thousands)
Net income (loss)	$802,906	$151,905	$954,811
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on investments and hedging instruments	318,272	—	318,272
Deferred policy acquisition costs, value of business acquired and deferred sales inducement costs	(135,288)	135,288	—
Policy reserves and annuity account values	(80,164)	80,164	—
Remeasurement gains (losses) on future policy benefits related to discount rate	—	4,871	4,871
Remeasurement gains (losses) on market risk benefits related to credit risk	—	(144,504)	(144,504)

Total other comprehensive income (loss), net of tax	102,820	75,819	178,639

Comprehensive income (loss)	905,726	227,724	1,133,450
Less: Comprehensive income (loss) attributable to noncontrolling interest	3,072	—	3,072

Comprehensive income (loss) attributable to SBLIC	$902,654	$227,724	$1,130,378

We made corresponding adjustments to the Consolidated Statements of Stockholder’s Equity for the relevant periods to reflect the changes to comprehensive income, as presented above.

The following represents the effects of LDTI adoption on the applicable financial statement lines of our Consolidated Statements of Cash Flows:

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Adoption of Accounting Pronouncement (continued)

	Year Ended December 31, 2023
	Reported	Adoption	Adjusted
	(in thousands)
Net income (loss)	$686,872	$(232,319)	$454,553
Adjustments to reconcile net income (loss) to net cash and cash equivalents provided by (used in) operating activities:
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired	390,073	(71,951)	318,122
Market risk benefits measurements (gains) losses	—	775,456	775,456
Changes in operating assets and liabilities:
Deferred income taxes	(135,938)	(61,572)	(197,510)
Interest sensitive contract liabilities and future policy benefits	423,126	(423,126)	—
Other changes in operating assets and liabilities	133,570	13,512	147,082

Net cash provided by operating activities	3,256,484	—	3,256,484
Net cash used in investing activities	(3,194,037)	—	(3,194,037)
Net cash provided by financing activities	214,279	—	214,279

Increase (decrease) in cash and cash equivalents	276,726	—	276,726
Cash and cash equivalents at beginning of period	1,276,213	—	1,276,213

Cash and cash equivalents at end of period	$1,552,939	$—	$1,552,939

	Year Ended December 31, 2024
	Reported	Adoption	Adjusted
	(in thousands)
Net income (loss)	$802,906	$151,905	$954,811
Adjustments to reconcile net income (loss) to net cash and cash equivalents provided by (used in) operating activities:
Amortization of deferred policy acquisition costs,deferred sales inducement costs, and value of business acquired	522,411	(170,588)	351,823
Market risk benefits measurements (gains) losses	—	484,503	484,503
Changes in operating assets and liabilities:
Deferred income taxes	(135,001)	40,381	(94,620)
Interest sensitive contract liabilities and future policy benefits	532,356	(532,356)	—
Other changes in operating assets and liabilities	140,545	26,155	166,700

Net cash provided by operating activities	2,829,695	—	2,829,695
Net cash used in investing activities	894,847	—	894,847
Net cash provided by financing activities	(1,461,698)	—	(1,461,698)

Increase (decrease) in cash and cash equivalents	2,262,844	—	2,262,844
Cash and cash equivalents at beginning of period	1,552,939	—	1,552,939

Cash and cash equivalents at end of period	$3,815,783	—	$3,815,783

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Investments

Fixed Maturity Investments and Equity Securities

Information as to the amortized cost, allowance for credit losses, gross unrealized gains and losses, and fair values, of the Company’s portfolio of Fixed maturity investments, available for sale, is presented below.

	December 31, 2025
	Cost/	Allowance	Gross	Gross
	Amortized	for Credit	Unrealized	Unrealized	Fair
	Cost	Losses	Gains	Losses	Value
	(in thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$282,127	$—	$5,674	$(282)	$287,519
Obligations of government-sponsored enterprises	820,280	—	20,194	(7,880)	832,594
Corporate	24,372,142	(46,472)	307,245	(199,222)	24,433,693
Municipal obligations	324,909	—	6,656	(574)	330,991
Commercial mortgage-backed	154,042	—	2,940	(3,627)	153,355
Residential mortgage-backed	12,616	—	72	(916)	11,772
Collateralized debt obligations	4,103	—	442	(108)	4,437
Collateralized loan obligations	8,534,458	—	69,100	(41,849)	8,561,709
Redeemable preferred stock	39,475	—	6,498	—	45,973
Other asset backed	5,339,147	—	44,156	(41,023)	5,342,280

Total fixed maturity investments	$39,883,299	$(46,472)	$462,977	$(295,481)	$40,004,323
Less: pledged securities	56,538	—	3,168	—	59,706

Total fixed maturities, available for sale	$39,826,761	$(46,472)	$459,809	$(295,481)	$39,944,617

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

	December 31, 2024
	Cost/	Allowance	Gross	Gross
	Amortized	for Credit	Unrealized	Unrealized	Fair
	Cost	Losses	Gains	Losses	Value
	(in thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$7,181	$—	$—	$(166)	$7,015
Obligations of government-sponsored enterprises	671,551	—	2,813	(14,893)	659,471
Corporate	23,327,671	(46,472)	149,347	(412,516)	23,018,030
Municipal obligations	15,480	—	99	(358)	15,221
Commercial mortgage-backed	46,470	—	1,867	(4,776)	43,561
Residential mortgage-backed	22,340	—	130	(1,300)	21,170
Collateralized debt obligations	3,995	—	1,116	—	5,111
Collateralized loan obligations	11,014,312	—	133,920	(102,966)	11,045,266
Redeemable preferred stock	27,862	—	—	—	27,862
Other asset backed	2,093,852	—	4,348	(28,067)	2,070,133

Total fixed maturity investments	$37,230,714	$(46,472)	$293,640	$(565,042)	$36,912,840

The amortized cost and fair value of Fixed maturity investments, available for sale, including pledged securities, at December 31, 2025, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties.

	Available for sale, including pledged securities
	Amortized	Fair
	Cost	Value
	(in thousands)
Due one year or less	$2,769,712	$2,787,866
Due after one year through five years	17,259,117	17,298,450
Due after five years through ten years	2,251,056	2,201,831
Due after ten years	2,698,410	2,764,055
Structured securities with variable principal payments	14,905,004	14,952,121

Total, including pledged securities (1)	$39,883,299	$40,004,323

(1)	Pledged securities accounted for $56.5 million and $59.7 million of total amortized cost and fair value, respectively, as of December 31, 2025.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

For fixed maturity investments classified as available for sale with unrealized losses, for which an allowance for credit loss has not been recorded, as of December 31, 2025 and 2024, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2025
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$48,822	$(217)	$2,121	$(65)	$50,943	$(282)
Obligations of government-sponsored enterprises	1,115	(2)	90,819	(7,878)	91,934	(7,880)
Corporate	1,739,362	(44,817)	1,503,996	(154,406)	3,243,358	(199,223)
Municipal obligations	83,909	(417)	811	(157)	84,720	(574)
Commercial mortgage-backed	34,428	(320)	24,228	(3,307)	58,656	(3,627)
Residential mortgage-backed	387	—	5,023	(915)	5,410	(915)
Collateralized debt obligations	2	(108)	—	—	2	(108)
Collateralized loan obligations	1,058,359	(14,781)	246,434	(27,068)	1,304,793	(41,849)
Other asset backed	285,740	(1,803)	316,778	(39,220)	602,518	(41,023)

Total fixed maturity investments, available for sale	$3,252,124	$(62,465)	$2,190,210	$(233,016)	$5,442,334	$(295,481)

Number of securities investment grade with unrealized losses		251		486		737
Percent investment grade with unrealized losses		76%		89%		84%
Number of securities below investment grade with unrealized losses		39		34		73
Percent below investment grade with unrealized losses		12%		6%		8%
Number of securities not rated with unrealized losses		39		29		68
Percent not rated with unrealized losses		12%		5%		8%
Number of securities with unrealized losses		329		549		878

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

	December 31, 2024
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$1,138	$(48)	$5,877	$(118)	$7,015	$(166)
Obligations of government-sponsored enterprises	246,924	(1,943)	97,766	(12,950)	344,690	(14,893)
Corporate	7,614,329	(194,117)	2,509,033	(218,399)	10,123,362	(412,516)
Municipal obligations	10,741	(85)	3,763	(273)	14,504	(358)
Commercial mortgage-backed	4,252	(156)	24,560	(4,620)	28,812	(4,776)
Residential mortgage-backed	1,369	(8)	7,990	(1,292)	9,359	(1,300)
Collateralized loan obligations	606,296	(13,417)	854,377	(89,549)	1,460,673	(102,966)
Other asset backed	437,165	(3,499)	609,978	(24,568)	1,047,143	(28,067)

Total fixed maturity investments, available for sale	$8,922,214	$(213,273)	$4,113,344	$(351,769)	$13,035,558	$(565,042)

Number of securities investment grade with unrealized losses		476		585		1,061
Percent investment grade with unrealized losses		79%		87%		83%
Number of securities below investment grade with unrealized losses		74		50		124
Percent below investment grade with unrealized losses		12%		7%		10%
Number of securities not rated with unrealized losses		52		37		89
Percent not rated with unrealized losses		9%		6%		7%
Number of securities with unrealized losses		602		672		1,274

The unrealized losses on the fixed maturity investments in the tables above can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of their amortized cost basis, which may be maturity. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company did not record an allowance for credit loss on these securities at December 31, 2025 or 2024.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

The Company closely monitors those securities where credit loss concerns may exist by considering relevant facts and circumstances to evaluate whether changes are necessary to the allowance for credit loss of the security.

A rollforward of the allowance for credit loss by major security type was as follows for the years ended December 31:

	Fixed maturities, available for sale
		Commercial
	Corporate	mortgage-backed	Total
Balance at January 1, 2023	$—	$—	$—
Initial credit loss	1,151	7,089	8,240
Securities sold during the year	(1,151)	—	(1,151)
Additions (reductions) to previously impaired securities	1,062	—	1,062

Balance at December 31, 2023	1,062	7,089	8,151
Initial credit loss	31,199	—	31,199
Securities sold during the year	(1,062)	—	(1,062)
Securities intended to be sold prior to the recovery of amortized cost basis	—	(7,089)	(7,089)
Additions (reductions) to previously impaired securities	15,273	—	15,273

Balance at December 31, 2024	46,472	—	46,472
Initial credit loss	45,474	—	45,474
Securities sold during the year	(45,474)	—	(45,474)

Balance at December 31, 2025	$46,472	$—	$46,472

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

Major categories of Net investment income are summarized as follows:

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Interest on fixed maturity investments, available for sale	$2,759,900	$3,138,884	$2,838,826
Interest on fixed maturity investments, trading	4,220	5,657	4,094
Interest on notes receivable from related parties	202,931	188,687	126,366
Dividends on equity securities at fair value	67,555	41,072	45,657
Interest on mortgage loans	303,418	231,790	64,590
Interest on policy loans	4,839	2,647	2,621
Interest on short-term investments	72,603	25,666	109,102
Investment income on cash and cash equivalents	110,107	65,848	34,974
Income on equity method accounting adjustments	28,886	93,438	80,456
Other	121,147	63,324	53,373

Total investment income	3,675,606	3,857,013	3,360,059
Less:
Investment expenses	221,567	194,103	154,508
Ceded to reinsurer	708,908	636,819	509,748

Net investment income	$2,745,131	$3,026,091	$2,695,803

Proceeds from sales of Fixed maturity investments, available for sale and realized gains and losses are as follows:

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Proceeds from sales	$3,745,018	$6,204,851	$3,599,826
Gross realized gains	57,454	5,726	239,549
Gross realized losses	18,180	9,166	44,418

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

Investment-related gains (losses), net of ceded reinsurance gains, consist of the following:

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Realized gains (losses), fixed maturity investments, available for sale	$39,274	$(3,440)	$195,131
Realized/unrealized gains (losses), fixed maturity investments, trading and fair value option	752	(559)	11,832
Realized/unrealized gains (losses), other invested assets	(969)	1,126	(20,307)
Realized/unrealized gains (losses), derivatives (excluding foreign exchange derivatives)	608,595	459,480	184,326
Other realized/unrealized gains (losses):
Foreign currency gains (losses)	258,512	(99,964)	115,238
Foreign exchange derivatives	(278,927)	129,849	(128,421)
Equity securities	22,499	59,817	17,140
Embedded derivative, funds withheld reinsurance	(108,922)	(108,385)	(263,805)
Other	108	(19,742)	(3,683)

Total other realized/unrealized gains (losses)	(106,730)	(38,425)	(263,531)

Total realized/unrealized gains (losses) before credit losses and ceded reinsurance	540,922	418,182	107,451
Credit losses	(48,401)	(56,543)	(9,389)

Total realized/unrealized gains (losses) before ceded reinsurance	492,521	361,639	98,062
Ceded reinsurance (gains) losses	12,459	17,421	617

Investment-related gains (losses)	$504,980	$379,060	$98,679

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

The Company recognized $130.2 million and $52.5 million of net unrealized losses on equity securities held at fair value at December 31, 2025 and 2024, respectively.

There were no outstanding agreements to sell securities at December 31, 2025 and 2024.

As of December 31, 2025 and 2024, there were two and one issuers with a total amount of $2,870.3 million and $1,579.9 million, respectively, other than U.S. Government and its sponsored entities, where the Company had investment holdings that exceeded 10% of consolidated Stockholder’s equity.

At December 31, 2025 and 2024, the Company pledged securities with a market value of approximately $631.8 million and $433.3 million respectively, as collateral in relation to certain institutional products.

At December 31, 2025 and 2024, the Company pledged securities with a market value of approximately $194.5 million and $183.2 million respectively, as collateral in relation to its reinsurance agreements (see Note 10).

The Company entered into a securities lending program during 2025. The securities lending agreements require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Cash collateral received is invested and an offsetting collateral liability is included and recorded as a payable for securities lending, At December 31, 2025, the Company lent assets with a fair value of $60.0 million to the borrower and received $62.7 million of cash collateral in return. The Company did not have any lent securities as of December 31, 2024.

At December 31, 2025 and 2024, available for sale bonds with a carrying value of $2.3 million and $3.3 million, respectively, were held in joint custody at various state insurance departments to comply with applicable statutes and regulations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

Financing Receivables

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:

	2025	2024
	(in thousands)
Commercial mortgage loans	$3,905,987	$2,759,485
Allowance for credit losses on commercial mortgage loans (1) (2)	(23,410)	(18,085)

Commercial mortgage loans, net of allowances	3,882,577	2,741,400
Residential mortgage loans	4,367	4,025

Total mortgage loans, net of allowances	$3,886,944	$2,745,425

(1)

The year-over-year change in allowance for credit losses is driven by changes in the composition of the mortgage loan portfolio and is not the result of write-downs or charge offs. Any changes in the loan valuation allowance are reported in Investment-related gains (losses) on the Consolidated Statements of Operations.

(2)

As of December 31, 2025 and 2024 the allowance for credit losses on commercial mortgages is $8.2 million and $4.4 million, respectively, and the general allowance on commercial mortgages is $15.2 million and $13.7 million, respectively.

The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages.

The commercial mortgage loan net of allowances portfolio diversification by geographic region (all regions are within the United States, excluding international) and specific collateral property type as follows at December 31:

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

	2025		2024
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(in thousands)
Geographic distribution
Pacific	$2,051,686	53%	$395,651	14%
International	1,037,206	27	423,941	15
South Atlantic	561,091	14	241,736	9
East North Central	82,516	2	1,639,368	60
Middle Atlantic	67,494	2	—	—
West North Central	58,807	2	16,452	1
Mountain	17,150	—	16,903	1
New England	6,627	—	7,349	—

Total	$3,882,577	100%	$2,741,400	100%

	2025		2024
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(in thousands)
Property type distribution
Multi-Use	$1,732,343	45%	$1,568,207	57%
Industrial	797,014	20	378,503	14
Apartments/Multifamily	653,533	17	55,537	2
Office	515,105	13	586,351	22
Retail	140,618	4	36,683	1
Hotel/Motel	43,964	1	—	—
Student Housing	—	—	116,119	4

Total	$3,882,577	100%	$2,741,400	100%

The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on the National Association of Insurance Commissioners (“NAIC”) – Risk-Based Capital’s Commercial Mortgage (“CM”) Rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the CM Rating, per NAIC guidelines, downwards with loans in the category “CM4 and below” having the highest risk for credit loss. CM Ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list.”

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Potential criteria that would indicate a possible problem are imbalances in ratios of loan to value or net operating income to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:

	2025	2024
	(in thousands)
CM1	$167,744	$44,032
CM2	1,407,287	338,797
CM3	344,432	362,736
CM4 and Below	1,963,114	1,995,835

	$3,882,577	$2,741,400

Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans, or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2025 and 2024 there were no commercial mortgage loans on non-accrual status.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

Reinsurance Recoverables

Reinsurance recoverables include amounts due from reinsurers for policy benefits. We cede life insurance and annuities to other insurance companies through reinsurance. See Note 10 regarding additional details on the Company’s reinsurance recoverables.

Financing Receivables Credit Monitoring

The Company establishes a valuation allowance to provide for the risk of credit losses inherent in our financing receivables. The valuation allowance is maintained at a level believed adequate by management to absorb estimated expected credit losses. The valuation allowance is based on amortized cost excluding accrued interest receivable and includes reserves for pools of financing receivables with similar risk characteristics. The Company does not measure a credit loss allowance on accrued interest receivable because the Company writes off the uncollectible accrued interest receivable balance to Net investment income in a timely manner, generally within 90 days. The Company incurred no write-offs of commercial mortgage loan accrued interest receivable during the years ended December 31, 2025 and 2024.

For commercial mortgage loans, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the portfolio, portfolio delinquency information, underwriting standards, peer group information, current and forecasted economic conditions, loss experience and other relevant factors. For reinsurance recoverables, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks, adverse situations that may affect a reinsurer’s ability to repay, current and forecasted economic conditions, industry loss experience and other relevant factors.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

The Company’s commercial mortgage loans are pooled by risk rating level with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon historical loss experience for each risk rating level as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for two years or less with immediate reversion to historical experience. A commercial mortgage is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any domestic commercial mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

The Company’s reinsurance recoverables are pooled by reinsurer risk rating with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon industry historical loss experience and expected recovery timing as adjusted for certain current and forecasted environmental factors management believes to be relevant. A reinsurance recoverable is evaluated individually if it does not continue to share similar risk characteristics of a pool. The Company analyzes the need for an individual evaluation for any reinsurance recoverable based on past due payments and changes in reinsurer risk ratings. The change in the valuation allowance for reinsurance recoverables is included in Other benefits on the Consolidated Statements of Operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

A rollforward of our valuation allowance was as follows for the year ended:

Total
(in thousands)
Balance at January 1, 2023	$893
Provision	1,142
Charge-offs	(3)

Balance at December 31, 2023	2,032
Provision	9,598
Charge-offs	(7,189)

Balance at December 31, 2024	4,441
Provision	10,216
Charge-offs	(6,416)

Balance at December 31, 2025	$8,241

Repurchase Agreements

The Company enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the loan amount is repaid by the Company along with the additional agreed-upon interest, and the securities pledged by the Company are released back to the Company. The Company’s policy requires that, at all times during the term of the repurchase agreement, cash or other forms of collateral provided is sufficient to pay the Company’s obligation to the counterparty. The risks associated with the repurchase agreement program are primarily related to declines in the value of the securities pledged for cash, which, if occurred, results in cash needing to be returned to the original purchasing party or additional securities needing to be posted as collateral. The Company has multiple sources of additional liquidity including additional sources of institutional funding, retail funding, contractual cash flows from the asset portfolio, and sales of investment assets. The Company has approved a Liquidity Risk Policy and associated Liquidity Guidelines to manage the aggregate liquidity risk of the Company. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2025 and December 31, 2024 were 16 days to 1.3 years and 36 days to 2.3 years. The carrying value of the securities pledged for the repurchase agreements were $1,513.0 million and $344.7 million as of December 31, 2025 and December 31, 2024, respectively. The repurchase obligations were $1,512.0 million and $328.4 million as of December 31, 2025 and December 31, 2024, respectively, and were included in Repurchase agreements on the Consolidated Balance Sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Variable Interest Entities

Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.

Consolidated Variable Interest Entities

Collateralized Financing Entities

The Company invested in notes issued by collateralized financing entities (“CFE”) for which it was determined to be the primary beneficiary and therefore required to consolidate the CFE. The notes have contractual recourse only to the assets held by the CFE and are entitled to receive payments to the extent that payments are made on the underlying assets.

In consolidating the CFE, the notes were eliminated as an investment while the underlying assets of the CFE were recorded on the Consolidated Balance Sheets as available for sale fixed maturity investments, as well as recording cash and other assets of the CFE. A liability is recorded for other noteholders’ interests in the CFE, which is carried at amortized cost.

The total assets of consolidated CFEs were $532.6 million and $681.9 million at December 31, 2025 and 2024, respectively. There were no total liabilities of consolidated CFEs at December 31, 2025 and there were $47.3 million at December 31, 2024.

Unconsolidated Variable Interest Entities

Collateralized Financing Entities

The Company does not need to consolidate investments in certain CFEs because it is not the primary beneficiary of the VIE as it does not have (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. When the asset manager or general partner is related, a parent of the Company (rather

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Variable Interest Entities (continued)

than the Company itself) would be considered the primary beneficiary due to its common control of both the Company and the asset manager or general partner and substantially all of the activities of the VIE are not conducted on behalf of the Company. The total investment in these unconsolidated CFEs were $206.9 million and $753.2 million at December 31, 2025 and 2024, respectively, which is also the maximum exposure. Substantially all of the investments in unconsolidated CFEs were collateralized loan obligations at December 31, 2025 and 2024.

In the normal course of business, the Company will invest in structured investments, including unconsolidated VIEs, for which we are not considered the primary beneficiary. These structured investments typically invest in fixed income investments and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment including unfunded commitments (see Note 14). See Note 3 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support to these structures that was not contractually required. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Joint Ventures and Partnerships

The Company has a variable interest in a number of joint ventures and partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not deemed the primary beneficiary as it does not unilaterally have substantive rights to remove the general partner. The Company also has an equity method investment in the holding company of a reinsurer that assumes certain liabilities of SBLIC (see Note 10) in which the Company does not have substantive power to control activities that are most significant to the VIE; therefore, the Company is not deemed the primary beneficiary. The Company’s carrying amount of its investment in these VIEs reported in Other invested assets on

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Variable Interest Entities (continued)

the Consolidated Balance Sheets were $1,520.1 million and $1,616.7 million at December 31, 2025 and 2024, respectively, compared to its maximum exposure to loss of $1,982.5 million and $2,110.5 million at December 31, 2025 and 2024, respectively. The Company’s maximum exposure to loss of these VIEs is based on existing investments in, and additional commitments made to, joint ventures and partnerships. Total carrying value of unconsolidated investments accounted for under the equity method of accounting amounted to $1,270.5 million and $1,495.7 million at December 31, 2025 and 2024, respectively. Total carrying value of unconsolidated investments accounted for under the fair value option amounted to $249.6 million and $121.0 million at December 31, 2025 and 2024, respectively.

The Company is exposed to certain risks relating to its ongoing business operations which it may seek to hedge through the use of derivatives. The Company’s risk of loss when using derivative instruments is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. Such changes in value are generally offset by opposite changes in the value of the hedged item. For non-exchange traded derivative instruments, the Company is exposed to credit losses in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings, daily exchange of collateral, and by establishing and monitoring of transfer threshold amounts.

The primary risks managed by using derivative instruments are equity market risk, foreign currency risk and interest rate risk. The most common types of derivatives used by the Company are call options, foreign currency forwards, exchange traded futures, equity total return swaps, interest rate options, and interest rate swaps.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Derivative Instruments

The Company purchases call options to manage the equity and market risk associated with products in which the interest credited is tied to an external equity or other market index. The Company sells fixed index annuity contracts where interest is credited to policyholders based on a percentage of the gain in a specified market index, which cannot be less than zero. Most of the premium received is invested in fixed income securities and a portion is used to purchase derivatives, typically call options, consisting of a range of maturities up to five years to fund the index credits due to the fixed index annuity policyholders. On the applicable anniversary dates of the fixed index annuity, the market index used to compute the index credits is reset and new call options are purchased to fund the next index credit. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to equity and/or market returns for the period covering the current policyholder crediting period.

The Company uses foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. No cash is exchanged at the time the agreement is entered into.

The Company uses interest rate swaps and interest rate options to reduce market risks from changes in interest rates and to manage interest rate exposure arising from duration mismatches between assets and liabilities. In a swap, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional amount. The Company uses interest rate swaps to synthetically convert fixed rate liabilities to floating rate liabilities (“fair value hedge”). The Company also uses interest rate swaps to synthetically convert variable rate coupons on existing financial instruments to fixed rates (“cash flow hedge”).

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Derivative Instruments (continued)

Our accounting for the ongoing changes in fair value of a derivative depends on the use of the derivative and whether it is designated in a hedge accounting relationship. Derivatives designated as fair value hedges and which are determined to be a highly effective hedge are reported in the same Consolidated Statement of Operations line item that is used to report the earnings effect of the hedged item. Derivatives that are designated for cash flow hedging and determined to be a highly effective hedge are reported at fair value as a component of OCI. At the time when the variability of cash flows being hedged impact net income, the related portion of the deferred gain or loss on the derivative is reclassified and reported in Net income. For derivatives which either do not qualify or are not designated for hedge accounting, all changes in fair value are reported in Net income.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Derivative Instruments (continued)

The Company enters into currency forwards to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed rate instruments to eliminate the exposure to future currency volatility on those items.

The Company utilizes derivatives to hedge index credits associated with business reinsured with SkyRidge Re Limited (“SkyRidge Re Bermuda”), an insurance company licensed in Bermuda and SkyRidge Re Cayman Limited (“SkyRidge Re Cayman”), an insurance company licensed in the Cayman Islands (collectively referred to as “SkyRidge Re Reinsurers”). The embedded derivative reinsurance contracts asset of $1,690.0 million and $1,241.8 million at December 31, 2025 and 2024, respectively, is primarily related to the ceded liability to SkyRidge Re Reinsurers and is reflected by the Company within Reinsurance recoverable on the Consolidated Balance Sheets. The embedded derivative reinsurance contracts liability of $421.7 million and $295.8 million as of December 31, 2025 and 2024, respectively, is the fair value of the embedded derivative within the hedging agreement of the reinsurance contract with SkyRidge Re Reinsurers. These amounts are recorded within Other liabilities on the Consolidated Balance Sheets.

The following amounts were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges. The amortized cost includes the amortized cost basis and the fair value hedging basis adjustment.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Derivative Instruments (continued)

			Cumulative amount of fair value
			hedging basis adjustment increase
			(decrease) included in the carrying
Line item in the consolidated balance sheet in	Carrying amount of hedged item		amount of the hedge item
which the hedged item is included	2025	2024	2025	2024
	(in thousands)
Fixed maturities, available for sale:
Active hedging relationships	$1,781,810	$2,641,749	$—	$—

Total fixed maturities, available for sale in active or discontinued hedging relationships	$1,781,810	$2,641,749	$—	$—

Policy reserves and annuity account values:
Active hedging relationships	$2,852,718	$3,566,674	$11,643	$(47,236)

Total policy reserves and annuity account values in active or discontinued hedging relationships	$2,852,718	$3,566,674	$11,643	$(47,236)

The following table presents the gains and losses on derivatives and the related hedged items in fair value hedges for the year ended December 31:

			Location and Amount of Gain or (Loss) Recognized
			in Income on the Fair Value Hedging Relationship
			Hedging Derivatives		Hedged Items
			Gains (losses)	Gains (losses)
			excluded from	included in
			effectiveness	effectiveness	Gains
Derivatives designated as hedging instruments	Hedged Items	Year	testing (1) (2)	testing (2)	(losses) (2)
			(in thousands)
Foreign currency forwards	Fixed maturity	2025	$23,306	$(150,014)	$150,014
Interest rate swap	Annuity account	2025	(40,023)	31,836	(58,879)
Foreign currency forwards	Fixed maturity	2024	(37,085)	78,398	(78,398)
Interest rate swap	Annuity account	2024	19,672	(55,211)	25,114
Foreign currency forwards	Fixed maturity	2023	(18,077)	(116,597)	116,597
Interest rate swap	Annuity account	2023	559	(28,984)	22,122

(1)

Gains (losses) excluded from effectiveness testing includes the forward point on foreign currency forwards. The Company has elected to record changes in estimated fair value of excluded components in earnings.

(2)	Gains and losses are reported in the Consolidated Statements of Operations as Investment-related gains (losses).

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Derivative Instruments (continued)

Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date. The maximum amount of economic loss due to the credit exposure is limited by the posting of collateral by the counterparties.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Derivative Instruments (continued)

The notional amounts and fair value of the Company’s derivative instruments as of December 31 were as follows:

			2025
	Credit Rating	Credit Rating	Notional	Fair Value
Counterparty	(S&P)	(Moody’s)	Amount	Assets	Liabilities
			(in thousands)
Barclays Bank PLC	A+	A1	$5,637,896	$286,367	$19,594
BNP Paribas	A+	A1	1,014,384	63,506	1,555
Bank of America, N.A.	A+	Aa2	206,632	17,138	—
Bank of Montreal	A+	Aa2	8,994,810	406,308	2,218
Canadian Imperial Bank of Commerce	A+	Aa2	1,610,001	25,221	6,167
Citibank, N.A.	A+	Aa3	4,254,698	67,270	99,467
Deutsche Bank AG	A	A1	1,737,708	19,722	33,859
Goldman Sachs International	A+	A1	472,118	65,371	—
Jefferies Financial Services, Inc.	BBB	Baa2	214,241	9,378	—
JPMorgan Chase Bank, NA	AA-	Aa2	748,191	25,040	1,809
Morgan Stanley & Co International PLC	A+	Aa3	100,000	—	—
Morgan Stanley Capital Services LLC	A+	Aa3	2,750,488	45,748	6,053
Natixis, SA	A+	A1	2,075,541	112,863	6,521
Nomura Bank International PLC	A-	Baa1	645,212	43,058	641
Royal Bank of Canada	AA-	Aa1	2,170,074	95,515	4,607
Societe Generale	A	A1	841,368	21,463	4,851
UBS AG	A+	Aa2	1,704,867	42,028	508
Exchange Traded	N/A	N/A	15,000,861	195,363	12,319

			$50,179,090	$1,541,359	$200,169

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Derivative Instruments (continued)

			2024
	Credit Rating	Credit Rating	Notional	Fair Value
Counterparty	(S&P)	(Moody’s)	Amount	Assets	Liabilities
			(in thousands)
Barclays Bank PLC	A	A1	$3,200,419	$129,319	$4,568
BNP Paribas	A+	Aa3	2,207,622	84,685	8,258
Bank of America, N.A.	A+	Aa1	513,147	21,365	—
Bank of Montreal	A+	Aa2	3,612,278	199,922	2,696
Canadian Imperial Bank of Commerce	A+	Aa2	2,371,287	78,514	28,658
Citibank, N.A.	A+	Aa3	3,837,859	97,556	30,016
Deutsche Bank AG	A	A1	721,050	5,440	145
Goldman Sachs International	A+	A1	585,347	67,819	—
ICE	A-	A3	—	—	798
Jefferies Financial Services, Inc.	BBB	Baa2	212,757	7,904	—
JPMorgan Chase Bank, N.A.	AA-	Aa2	735,152	24,230	1,970
Morgan Stanley & Co International PLC	A+	Aa3	2,021,048	37,890	—
Morgan Stanley Capital Services LLC	A+	Aa3	403,128	1,379	3,507
Natixis, SA	A+	A1	268,423	17,060	789
Nomura Bank International PLC	BBB+	Baa1	200,695	4,831	41
Royal Bank of Canada	AA-	Aa1	1,718,397	80,782	12,914
Societe Generale	A	A1	2,197,482	100,822	10,623
UBS AG	A+	Aa3	1,520,104	23,413	23
Exchange Traded/Centrally Cleared	N/A	N/A	10,040,683	283,163	26,059

			$36,366,878	$1,266,094	$131,065

Collateral posted by counterparties at December 31, 2025 and 2024, applicable to derivative instruments, was $1,255.3 million and $894.5 million, respectively, and is reflected on the Consolidated Balance Sheets in Cash and cash equivalents, unless rehypothecated into other investments. This collateral is restricted as to its use. The obligation to repay the collateral is reflected in option collateral on the Consolidated Balance Sheets. The Company also maintains a margin account at its clearing broker applicable to exchange traded and cleared derivatives. At December 31, 2025 and 2024, the balance of this account was $126.2 million and $95.3 million, respectively, and is reflected on the Consolidated Balance Sheets in Other assets. The Company has not entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Derivative Instruments (continued)

The estimated fair value of net derivatives after the application of master netting agreements and collateral as of December 31 were as follows:

	2025
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(in thousands)
Derivative asset	$1,541,359	$(200,169)	$(1,255,282)	$85,908
Derivative liabilities	200,169	(200,169)	46,740	46,740

	2024
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(in thousands)
Derivative asset	$1,266,094	$(131,065)	$(894,549)	$240,480
Derivative liabilities	131,065	(131,065)	3,260	3,260

The gross amount recognized for derivative assets are reported in Derivative assets on the Consolidated Balance Sheets. The gross amount recognized for derivative liabilities are reported in Other liabilities on the Consolidated Balance Sheets. The gross amounts of derivative assets and liabilities are not netted for presentation on the Consolidated Balance Sheets. The derivative amount represents the amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement. The net amount primarily represents exposure from cleared derivatives.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Derivative Instruments (continued)

The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the Consolidated Balance Sheets was as follows as of December 31:

	Derivative Asset		Derivative Liability
	2025	2024	2025	2024	Balance reported in
	(in thousands)
Derivatives designated as hedging instruments under Subtopic 815-20
Interest rate swaps	$85,331	$23,177	$943	$11,181	Derivative assets and other liabilities
Currency forwards	5,436	73,002	62,467	1,385	Derivative assets and other liabilities
Foreign currency swap	—	—	6,123	—	Derivative assets and other liabilities
Bond forwards	1,382	—	—	—	Derivative assets and other liabilities
Derivatives not designated as hedging instruments under Subtopic 815-20
Interest rate swaps	(35,626)	$29,102	7,483	7,246	Derivative assets and other liabilities
Total return swaps	12,589	2,093	8,945	26,791	Derivative assets and other liabilities
Call options	1,414,615	1,020,039	19,468	12,059	Derivative assets and other liabilities
Currency forwards	56,078	118,356	90,636	63,019	Derivative assets and other liabilities
Futures	178	325	3,893	6,915	Derivative assets and other liabilities
Interest rate cap	—	—	211	2,470	Derivative assets and other liabilities
Bond forwards	1,376	—	—	—	Derivative assets and other liabilities

Total derivative financial instruments	$1,541,359	$1,266,094	$200,169	$131,066

Embedded derivatives:
Fixed index annuity contracts	—	—	5,218,871	3,939,643	Interest sensitive contract liabilities and future policy benefits
Funds withheld receivable	(403)	(5,532)	—	—	Other assets
Funds withheld liability	—	—	87,850	(23,608)	Funds withheld and held liability
Reinsurance contracts	1,689,988	1,241,785	421,727	295,764	Reinsurance recoverable and other liabilities

Total embedded derivative financial instruments	$1,689,585	$1,236,253	$5,728,448	$4,211,799

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Derivative Instruments (continued)

The following table shows the change in the fair value of the derivative financial instruments, excluding embedded derivatives within fixed index annuity contracts and reinsurance recoverable associated with fixed index annuity contracts, in the Consolidated Statements of Operations for the years ended:

	Year Ended December 31,
	2025	2024	2023	Change of fair value reported in
	(in thousands)
Derivatives:
Interest rate swaps	$27,377	$(749)	$41,497	Investment-related gains (losses)
Total return swaps	(2,214)	32,856	$6,212	Investment-related gains (losses)
Call options	565,889	448,478	$145,373	Investment-related gains (losses)
Futures	16,969	(23,551)	$(15,233)	Investment-related gains (losses)
Interest rate cap	(802)	2,446	$6,477	Investment-related gains (losses)
Bond forward	1,376	—	$—	Investment-related gains (losses)

Change in fair value of derivatives	608,595	459,480	184,326
Interest rate swaps designated for hedging	(40,023)	19,672	940	Interest sensitive contract and future policy benefits
Other derivatives	8	(208)	$(22,115)	Investment-related gains (losses)

Change in fair value of options, futures and swaps	$568,580	$478,944	$163,151

Change in currency forwards designated for hedging	$(128,648)	$41,316	$(134,674)	Investment-related gains (losses)
Change in currency forwards not designated for hedging	(144,156)	88,533	6,253	Investment-related gains (losses)
Foreign currency swap	(6,123)	—	—	Investment-related gains (losses)

Change in currency forwards and swaps	$(278,927)	$129,849	$(128,421)

Embedded derivatives:
Funds withheld receivable	$(28,057)	$9,830	$9,856	Investment-related gains (losses)
Funds withheld liability	(80,865)	(118,215)	(285,725)	Investment-related gains (losses)

Change in embedded derivatives recorded in investment-related gains (losses)	(108,922)	(108,385)	(275,869)
Less: embedded derivatives recorded in benefits
Fixed index annuity contracts	$403,582	$241,980	$179,719	Interest sensitive contract and future policy benefits
Reinsurance contracts	180,813	124,669	44,968	Other benefits

Total change in embedded derivative financial instruments	$(693,317)	$(475,034)	$(500,556)

The Company has no cash flow hedge exposure to variability in future cash flows for forecasted transactions, excluding those forecasted transactions related to the payment of variable interest on existing financial instruments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Derivative Instruments (continued)

		Amount of gain (loss) recognized in AOCI on
		derivatives for the year ended December 31,
Derivatives in cash flow hedging relationships	Related hedged item	2025	2024	2023
		(in thousands)
Interest rate swaps	Fixed maturities, available for sale	$27,834	$(5,542)	$18,299
Bond forward	Fixed maturities, available for sale	$1,381	$—	$—

Total		$29,215	$(5,542)	$18,299

The following tables show the effect of derivatives in fair value and cash flow hedging relationships and the related hedged items on the Consolidated Statements of Operations:

	For the year ended December 31, 2025
			Index credits and
		Net realized	interest credited to
	Net investment	capital gains	account balances
	income related to	(losses) related to	related to hedges
	hedges of fixed	hedges of fixed	of policy reserves
	maturities,	maturities,	and annuity
	available for sale	available for sale	account values
	(in thousands)
Total amounts of Consolidated Statement of Operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Gain recognized on derivatives	$—	$150,014	$—
Loss recognized on hedged item	—	(150,014)	—
Interest rate swaps:
Gain recognized on derivatives	—	—	40,023
Amounts related to periodic settlements on derivatives	—	—	(8,187)

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$31,836

Gains (losses) on cash flow hedging relationships:
Interest rate swaps:
Amounts related to periodic settlements on derivatives	$(40,592)	$—	$—
Bond Forwards:
Gain (loss) recognized in AOCI on derivatives	1,381	—	—

Total gain (loss) recognized for cash flow hedging relationships	$(39,211)	$—	$—

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Derivative Instruments (continued)

	For the year ended December 31, 2024
			Index credits and
		Net realized	interest credited to
	Net investment	capital gains	account balances
	income related to	(losses) related to	related to hedges
	hedges of fixed	hedges of fixed	of policy reserves
	maturities,	maturities,	and annuity
	available for sale	available for sale	account values
	(in thousands)
Total amounts of Consolidated Statement of Operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Loss recognized on hedged item	$—	$(78,398)	$—
Gain recognized on derivatives	—	78,398	—
Interest rate swaps:
Loss recognized on derivatives	—	—	(19,672)
Loss related to periodic settlements on derivatives	—	—	(35,539)

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$(55,211)

Gains (losses) on cash flow hedging relationships:
Interest rate swaps:
Loss related to periodic settlements on derivatives	$(12,758)	$—	$—

Total gain (loss) recognized for cash flow hedging relationships	$(12,758)	$—	$—

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Derivative Instruments (continued)

	For the year ended December 31, 2023
			Index credits and
		Net realized	interest credited to
	Net investment	capital gains	account balances
	income related to	(losses) related to	related to hedges
	hedges of fixed	hedges of fixed	of policy reserves
	maturities,	maturities,	and annuity
	available for sale	available for sale	account values
	(in thousands)
Total amounts of Consolidated Statement of Operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Gain recognized on derivatives	$—	$116,597	$—
Loss recognized on hedged item	—	(116,597)	—
Interest rate swaps:
Loss recognized on derivatives	—	—	(940)
Loss related to periodic settlements on derivatives	—	—	(28,044)

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$(28,984)

Gains (losses) on cash flow hedging relationships:
Interest rate swaps:
Gains related to periodic settlements on derivatives	$2,703	$—	$—

Total gain (loss) recognized for cash flow hedging relationships	$2,703	$—	$—

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs & Value of Business Acquired

An analysis of the DAC asset, the DSI cost asset, and the VOBA asset is presented below for the years ended:

	Deferred Policy	Deferred Sales	Value of Business	Total DAC, DSI &
	Acquisition Costs	Inducement Costs	Acquired	VOBA
	(in thousands)
Balance at January 1, 2023	$1,059,940	$336,529	$1,192,081	$2,588,550
Capitalization	366,521	183,978	—	550,499
Amortization	(133,853)	(38,011)	(146,258)	(318,122)

Balance at December 31, 2023	1,292,608	482,496	1,045,823	2,820,927
Capitalization	359,442	261,020	—	620,462
Amortization	(162,605)	(52,438)	(136,780)	(351,823)

Balance at December 31, 2024	1,489,445	691,078	909,043	3,089,566
Capitalization	427,579	390,374	—	817,953
Amortization	(201,269)	(85,783)	(125,179)	(412,231)

Balance at December 31, 2025	$1,715,755	$995,669	$783,864	$3,495,288

Deferred Policy Acquisition Costs

An analysis of the DAC asset balance is presented below for the years ended:

	Fixed Index Annuity	Fixed Annuity	Variable Annuity	Other	Total
	(in thousands)
Balance at January 1, 2023	$989,086	$42,573	$25,506	$2,775	$1,059,940
Capitalization	317,163	44,529	5,673	(844)	366,521
Amortization	(117,303)	(13,827)	(2,373)	(350)	(133,853)

Balance at December 31, 2023	1,188,946	73,275	28,806	1,581	1,292,608
Capitalization	327,996	27,039	4,430	(23)	359,442
Amortization	(142,334)	(17,420)	(2,589)	(262)	(162,605)

Balance at December 31, 2024	1,374,608	82,894	30,647	1,296	1,489,445
Capitalization	379,414	43,551	4,347	267	427,579
Amortization	(175,152)	(23,121)	(2,740)	(256)	(201,269)

Balance at December 31, 2025	$1,578,870	$103,324	$32,254	$1,307	$1,715,755

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs & Value of Business Acquired (continued)

All amounts reflected above are net of reinsurance activity ceded (see Note 10).

Deferred Sales Inducement Costs

An analysis of the DSI costs asset balance is presented below for the years ended:

	Fixed Index Annuity	Fixed Annuity	Variable Annuity	Total
	(in thousands)
Balance at January 1, 2023	$335,733	$30	$766	$336,529
Capitalization	183,963	—	15	183,978
Amortization	(37,922)	(10)	(79)	(38,011)

Balance at December 31, 2023	481,774	20	702	482,496
Capitalization	261,031	(18)	7	261,020
Amortization	(52,364)	(2)	(72)	(52,438)

Balance at December 31, 2024	690,441	—	637	691,078
Capitalization	390,363	—	11	390,374
Amortization	(85,717)	(1)	(65)	(85,783)

Balance at December 31, 2025	$995,087	$(1)	$583	$995,669

All amounts reflected above are net of reinsurance activity ceded (see Note 10).

Value of Business Acquired

The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended:

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs & Value of Business Acquired (continued)

	Fixed Index Annuity	Fixed Annuity	Variable Annuity	Life	Total
	(in thousands)
Balance at January 1, 2023	$1,061,337	$19,739	$66,184	$44,821	$1,192,081
Amortization	(133,716)	(4,033)	(5,702)	(2,807)	(146,258)

Balance at December 31, 2023	927,621	15,706	60,482	42,014	1,045,823
Amortization	(125,936)	(2,966)	(5,218)	(2,660)	(136,780)

Balance at December 31, 2024	801,685	12,740	55,264	39,354	909,043
Amortization	(115,414)	(2,375)	(4,858)	(2,532)	(125,179)

Balance at December 31, 2025	$686,271	$10,365	$50,406	$36,822	$783,864

All amounts reflected above are net of reinsurance activity ceded (see Note 10).

The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:

2026	$119,262
2027	110,493
2028	102,158
2029	92,160
2030	79,890

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Separate Account Balances

Separate account funding agreements

The Company issued separate account funding agreements whereby the contract holders elect to invest in various investment options offered under the policy. As of December 31, 2025 and 2024, separate account investments funded through these agreements were $3,346.8 million and $3,042.2 million, respectively, and are reported in Separate account assets and Separate account liabilities on the Consolidated Balance Sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying Consolidated Statements of Operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees assessed at the time the funding agreement was issued.

Separate account assets

The aggregate fair value of assets, by major investment category, supporting separate accounts were as follows as of December 31:

	2025	2024
	(in thousands)
Common stock	$3,458,074	$3,374,151
Other invested assets	3,346,800	3,042,200

Total separate accounts assets	$6,804,874	$6,416,351

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Separate Account Balances (continued)

Separate account liabilities

The following tables summarize disaggregated separate account liability amounts and reconcile the totals to Separate account liabilities reported in the Consolidated Balance Sheets as of December 31:

	2025	2024
	(in thousands)
Traditional deferred annuities	$3,387,902	$3,316,472
Funding agreements	3,346,800	3,042,200
Other (1)	70,172	57,679

Total separate accounts liabilities	$6,804,874	$6,416,351

(1)	Includes separate account immediate annuities and variable universal life.

The balances and changes in traditional deferred annuities separate account liabilities were as follows as of December 31:

	2025	2024
	(in thousands)
Balance at beginning of period	$3,316,472	$3,188,175
Deposits	112,869	133,033
Policy charges	(9,677)	(9,787)
Withdrawals	(98,798)	(96,132)
Benefit payments	(291,064)	(286,950)
Net transfers (to) from general account	(18,609)	(14,935)
Investment performance	375,580	403,018
Other	1,129	50

Balance at end of period	$3,387,902	$3,316,472

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Separate Account Balances (continued)

The following is a rollforward of the funding agreements held in the separate account assets and liabilities for years ended:

	2025	2024
	(in thousands)
Balance at beginning of period	$3,042,200	$2,386,900
Unrealized gain (loss)	211,705	619,079
Interest	92,895	36,221

Balance at end of period	$3,346,800	$3,042,200

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets

Property and Equipment

The following is a summary of property and equipment at cost less accumulated depreciation as of December 31:

	2025	2024
	(in thousands)
Land and improvements	$7,279	$7,279
Building	52,596	52,545
Leasehold improvements	2,236	2,236
Furniture	109	77
Data processing equipment	599	381

	62,819	62,518
Accumulated depreciation	(19,100)	(16,642)

Net property and equipment	$43,719	$45,876

Accumulated depreciation deducted from investment in real estate amounted to $18.2 million and $16.1 million at December 31, 2025 and 2024, respectively.

Goodwill

As of December 31, 2025 and 2024, the Company had a carrying value of goodwill of $96.9 million. Impairment of goodwill is evaluated annually. The Company determined for 2025 and 2024 that no impairment of goodwill was necessary.

Airplane

In February 2013, SAILES 2, LLC (“SAILES”), a wholly owned subsidiary of SBLIC, acquired an airplane for other investment purposes. SAILES leased the airplane under an operating lease.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets (continued)

In 2024, the Company executed an agreement to sell its aircraft for a $50.0 million purchase price. The sale of the aircraft resulted in $19.7 million write-off to the Company. Proceeds from the sale funded selling costs and settlement of all outstanding obligations, resulting in the dissolution of SAILES and full distribution of equity.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:

	Pretax	Tax	After-Tax
	(in thousands)
Other comprehensive income (loss) for the year ended December 31, 2023:
Net unrealized gains (losses) on available for sale securities	$1,446,241	$(303,524)	$1,142,717
Foreign exchange adjustments on available for sale and equity method investments	5	(1)	4
Reclassification adjustment for (gains) losses included in net income	(195,131)	40,952	(154,179)
Hedging instruments	18,299	(3,840)	14,459

Net unrealized gains (losses) on investments and hedging instruments	1,269,414	(266,413)	1,003,001
Remeasurement gains (losses) on future policy benefits related to discount rate	(5,229)	1,097	(4,132)
Remeasurement gains (losses) on market risk benefits related to credit risk	(139,786)	29,337	(110,449)

Total other comprehensive income (loss) for the year ended December 31, 2023	$1,124,399	$(235,979)	$888,420

Other comprehensive income (loss) for the year ended December 31, 2024
Net unrealized gains (losses) on available for sale securities	$410,356	$(86,175)	$324,181
Foreign exchange adjustments on available for sale and equity method investments	(5,378)	1,129	(4,249)
Reclassification adjustment for (gains) losses included in net income	3,440	(722)	2,718
Hedging instruments	(5,542)	1,164	(4,378)

Net unrealized gains (losses) on investments and hedging instruments	402,876	(84,604)	318,272
Remeasurement gains (losses) on future policy benefits related to discount rate	6,166	(1,295)	4,871
Remeasurement gains (losses) on market risk benefits related to credit risk	(182,916)	38,412	(144,504)

Total other comprehensive income (loss) for the year ended December 31, 2024	$226,126	$(47,487)	$178,639

Other comprehensive income (loss) for the year ended December 31, 2025:
Net unrealized gains (losses) on available for sale securities	$322,323	$(67,710)	$254,613
Foreign exchange adjustments on available for sale and equity method investments	8,295	(1,742)	6,553
Reclassification adjustment for (gains) losses included in net income	(39,274)	8,248	(31,026)
Hedging instruments	27,834	(5,845)	21,989

Net unrealized gains (losses) on investments and hedging instruments	319,178	(67,049)	252,129
Remeasurement gains (losses) on market risk benefits related to credit risk	(5,361)	1,126	(4,235)
Remeasurement gains (losses) on market risk benefits related to credit risk	83,159	(17,463)	65,696

Total other comprehensive income (loss) for the year ended December 31, 2025	$396,976	$(83,386)	$313,590

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss) (continued)

Accumulated Other Comprehensive Income (Loss)

	Foreign Exchange Adjustment	Unrealized Gains (Losses) on Available for Sale Securities	Total Other Comprehensive Income (Loss)
	(in thousands)
Accumulated other comprehensive income (loss) at January 1, 2023	$(4,991)	$(1,129,301)	$(1,134,292)
Other comprehensive income (loss) before reclassifications	4	1,042,595	1,042,599
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(154,179)	(154,179)

Accumulated other comprehensive income (loss) at December 31, 2023	(4,987)	(240,885)	(245,872)
Other comprehensive income (loss) before reclassifications	(4,249)	180,170	175,921
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	2,718	2,718

Accumulated other comprehensive income (loss) at December 31, 2024	(9,236)	(57,997)	(67,233)
Other comprehensive income (loss) before reclassifications	6,553	338,063	344,616
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(31,026)	(31,026)

Accumulated other comprehensive income (loss) at December 31, 2025	$(2,683)	$249,040	$246,357

(1)

The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available for sale securities are included in Investment-related gains (losses) and Income tax expense in the Consolidated Statements of Operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance

Principal reinsurance assumed transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Reinsurance assumed:
Premiums received	$17,055	$20,654	$17,505

Commissions paid	$2,224	$2,371	$3,486

Claims paid	$17,154	$18,047	$19,504

Surrenders paid	$100,210	$113,828	$109,252

Principal reinsurance ceded transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Reinsurance ceded:
Premiums paid	$2,256,418	$1,997,759	$2,492,320

Commissions received	$172,405	$162,837	$206,979

Claim recoveries	$175,345	$159,929	$147,824

Surrenders recovered	$956,511	$984,968	$898,062

At December 31, 2025 and 2024, the Company had reinsurance recoverable receivables totaling $12,507.8 million and $10,682.4 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers.

The increase in Reinsurance recoverable was primarily related to the ceding of certain fixed annuity and fixed index annuity liabilities to SkyRidge Re Bermuda. The liabilities subject to the agreement are (i) liabilities on policies inforce as of November 30, 2021 and (ii) liabilities on policies as they are written through 2027. As of December 31, 2025, the Company has net business ceded based on statutory reserves of $9.9 billion to SkyRidge Re, and of this amount, $1.7 billion was the ceded premium during the year ended December 31, 2025.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance (continued)

In September 2025, the Company entered into a coinsurance with funds withheld reinsurance agreement to cede certain fixed annuity and fixed index annuity liabilities to SkyRidge Re Cayman. The liabilities subject to the agreement are liabilities on policies as they are written through 2027. As of December 31, 2025, the Company has net business ceded based on statutory reserves of $516.5 million to SkyRidge Re Cayman, and $580.1 million of ceded premium during the year ended December 31, 2025.

As of December 31, 2025 and 2024, the value of the Company’s Funds withheld and held liability under all its reinsurance agreements was $11,067.0 million and $9,201.5 million, respectively. The SkyRidge Re reinsurance agreement was the primary driver of the increase in the value of the Company’s funds withheld and held liability.

As of December 31, 2025 and 2024, the Company had $604.1 million and $660.7 million, respectively, of reserves ceded that were uncollateralized by the assuming reinsurer.

Life insurance inforce ceded at December 31, 2025 and 2024 was $1,553.3 million and $1,655.6 million, respectively. Life reserves ceded at December 31, 2025 and 2024 was $582.2 million and $569.4 million, respectively.

Through its consolidated captive reinsurance subsidiary, Sixth Avenue Reinsurance Company (“SARC”), the Company entered into an excess of loss reinsurance agreement with a third party US based reinsurance company. This excess of loss agreement covers fixed index annuities with a GLWB that were issued in 2018 through the first half of 2020. Under this excess of loss agreement, if those annuity holders continue to make lifetime income withdrawals beyond certain dollar thresholds within the excess of loss coverage period (22-24 years from the issue date of each contract cohort), the third party reinsurance company will reimburse the Company for those benefit payments. The Company did not reduce any policy or annuity reserve liability as a result of this excess of loss agreement.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities

Interest sensitive contract liabilities and future policy benefits

The major components of Interest sensitive contract liabilities and future policy benefits on the Consolidated Balance Sheets are summarized as follows as of December 31:

	2025	2024
	(in thousands)
Liabilities for interest sensitive contract liabilities:
Embedded derivatives and host contract balances (fixed index annuities) (1)	$29,495,707	$25,803,181
Traditional deferred annuities (2)	14,806,179	13,401,698
Funding agreements	528,591	511,011
Other interest sensitive contracts (3)	387,716	363,702

Total interest sensitive contract liabilities	45,218,193	40,079,592

Liability for future policy benefits	643,858	614,486
Other future policy benefits reserves (4)	186,698	202,998

Total interest sensitive contract liabilities and future policy benefits	$46,048,749	$40,897,076

(1)

Fixed index annuities (index) policyholder account balance of $29.7 billion and $26.1 billion as of December 31, 2025 and 2024, respectively. The policyholder account balances are derived utilizing long-duration contract accounting while the embedded derivative and host contract balances are derived utilizing derivative accounting.

(2)	Traditional deferred annuities includes fixed annuities and the fixed portion of fixed index annuities and variable annuities.

(3)	Other interest sensitive contracts primarily include group fixed account, MYGA market value adjustments, non-life contingent payout annuities, and other annuities.

(4)	Other future policy benefits reserves primarily include other life insurance which is primarily ceded to reinsurers.

The following represents a rollforward of the policyholder account balance of traditional deferred annuities by product within interest sensitive contract liabilities.

	Fixed Index Annuity (Fixed)	Fixed Annuity	Variable Annuity	Traditional Deferred Annuities	Fixed Index Annuity (Index)	Total
	(in thousands)
Balance at January 1, 2025	$4,010,209	$7,758,157	$1,633,332	$13,401,698	$26,053,926	$39,455,624
Deposits	834,095	2,200,602	51,082	3,085,779	5,004,728	8,090,507
Policy charges	(28,184)	(3,490)	(230)	(31,904)	(220,004)	(251,908)
Withdrawals	(193,058)	(136,499)	(85,159)	(414,716)	(1,168,903)	(1,583,619)
Benefit payments	(189,714)	(1,201,514)	(141,255)	(1,532,483)	(1,350,693)	(2,883,176)
Net transfers	(290,610)	—	20,352	(270,258)	290,610	20,352
Interest credited	133,908	382,045	58,533	574,486	1,123,262	1,697,748
Other	(347)	(6,336)	260	(6,423)	95	(6,328)

Balance at December 31, 2025	4,276,299	8,992,965	1,536,915	14,806,179	29,733,021	44,539,200
Reinsurance	1,242,388	3,176,353	—	4,418,741	7,671,289	12,090,030

Balance at December 31, 2025, net of reinsurance	$3,033,911	$5,816,612	$1,536,915	$10,387,438	$22,061,732	$32,449,170

Weighted-average crediting rate	3.3	4.6	3.8		3.3
Cash surrender value	$3,753,148	$8,481,261	$1,506,852		$25,999,877

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

	Fixed Index Annuity (Fixed)	Fixed Annuity	Variable Annuity	Traditional Deferred Annuities	Fixed Index Annuity (Index)	Total
	(in thousands)
Balance at January 1, 2024	$3,520,899	$7,515,342	$1,788,451	$12,824,692	$23,649,716	$36,474,408
Deposits	996,338	1,162,595	53,724	2,212,657	4,243,365	6,456,022
Policy charges	(16,914)	(3,931)	(292)	(21,137)	(251,839)	(272,976)
Withdrawals	(162,915)	(125,292)	(87,378)	(375,585)	(995,658)	(1,371,243)
Benefit payments	(189,260)	(1,120,174)	(199,743)	(1,509,177)	(1,798,265)	(3,307,442)
Net transfers	(246,647)	(1)	15,852	(230,796)	246,647	15,851
Interest credited	108,667	334,421	62,407	505,495	961,267	1,466,762
Other	41	(4,803)	311	(4,451)	(1,307)	(5,758)

Balance at December 31, 2024	4,010,209	7,758,157	1,633,332	13,401,698	26,053,926	39,455,624
Reinsurance	1,138,059	2,899,018	—	4,037,077	6,209,065	10,246,142
Balance at December 31, 2024, net of reinsurance	$2,872,150	$4,859,139	$1,633,332	$9,364,621	$19,844,861	$29,209,482

Weighted-average crediting rate	3.2	4.6	3.8		3.0
Cash surrender value	$3,484,277	$7,240,284	$1,598,781		$22,780,140

The following represents policyholder account balances by range of guaranteed minimum crediting rates, as well as the related range of the difference between rates being credited to policyholders and the respective guaranteed minimums:

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

		December 31, 2025
		(in thousands)
	Range of guaranteed minimum	At guaranteed minimum	1 basis point - 50 basis points above	51 basis point - 150 basis points above	Greater than 150 basis points above	Total
Fixed	<1.0%	$—	$—	$—	$—	$—
Index	1.0% – <2.0%	579,936	2,827,202	7,832,299	18,493,584	29,733,021
Annuity	2.0% and greater	—	—	—	—	—

(Index)	Total	579,936	2,827,202	7,832,299	18,493,584	29,733,021

Fixed	<1.0%	—	—	24,218	232,306	256,524
Index	1.0% – <2.0%	5,574	106,205	1,693,028	639,796	2,444,603
Annuity	2.0% and greater	84,431	763	341,556	1,148,422	1,575,172

(Fixed)	Total	90,005	106,968	2,058,802	2,020,524	4,276,299

Fixed	<1.5%	23,525	9,303	205,588	1,870,050	2,108,466
Annuity	1.5% – <3.0%	194,739	6,028	235,936	4,530,306	4,967,009
	3.0% and greater	268,836	23,110	33,981	1,591,563	1,917,490

	Total	487,100	38,441	475,505	7,991,919	8,992,965

Variable	<3.0%	1,397	5,458	55,020	60,142	122,017
Annuity	3.0% – <6.0%	989,972	310,549	114,377	—	1,414,898
	6.0% and greater	—	—	—	—	—

	Total	$991,369	$316,007	$169,397	$60,142	$1,536,915

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

		December 31, 2024
		(in thousands)
	Range of guaranteed minimum	At guaranteed minimum	1 basis point - 50 basis points above	51 basis point - 150 basis points above	Greater than 150 basis points above	Total
Fixed Index Annuity (Index)	<1.0%	$—	$—	$—	$—	$—
	1.0% – <2.0%	741,360	3,641,442	8,315,307	13,355,817	26,053,926
	2.0% and greater	—	—	—	—	—

	Total	741,360	3,641,442	8,315,307	13,355,817	26,053,926

Fixed Index Annuity (Fixed)	<1.0%	—	—	48,434	285,747	334,181
	1.0% – <2.0%	18,985	127,575	1,737,487	639,759	2,523,806
	2.0% and greater	91,944	180	230,384	829,714	1,152,222

	Total	110,929	127,755	2,016,305	1,755,220	4,010,209

Fixed Annuity	<1.5%	28,210	10,459	401,238	2,460,037	2,899,944
	1.5% – <3.0%	230,102	32,833	110,573	3,265,539	3,639,047
	3.0% and greater	297,905	25,945	45,368	849,948	1,219,166

	Total	556,217	69,237	557,179	6,575,524	7,758,157

Variable Annuity	<3.0%	1,488	5,745	47,740	60,579	115,552
	3.0% – <6.0%	1,061,714	340,718	115,331	—	1,517,763
	6.0% and greater	17	—	—	—	17

	Total	$1,063,219	$346,463	$163,071	$60,579	$1,633,332

The Company has issued general account funding agreements of $528.6 million and $511.0 million at December 31, 2025 and 2024, respectively, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts. The balance of the general account funding agreements have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.

In May 2021, the Company established a $2.0 billion program for a trust, Security Benefit Global Funding, to periodically issue funding agreement-backed notes. The program was relaunched and increased in size to $5.0 billion in July 2025. Security Benefit Global Funding is not an affiliate or related party of the Company. These notes are backed by funding agreements issued by the Company to the trust. The funding agreement liability had no carrying amount at December 31, 2025 and or December 31, 2024.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a rollforward of the general account funding agreements within interest sensitive contract liabilities:

General Account
Funding Agreements
(in thousands)
Balance as of January 1, 2024	$1,003,228
Issuances	525,000
Interest	17,320
Maturities	(1,034,224)
Other payments	(313)

Balance as of December 31, 2024	511,011
Interest	19,085
Other payments	(1,505)

Balance as of December 31, 2025	$528,591

The following is a reconciliation of future policy benefits to the Consolidated Balance Sheets:

	December 31,
	2025	2024
	(in thousands)
Payout annuities with life contingencies	$141,731	$121,349
Payout annuities with life contingencies, deferred profit liability	3,279	3,598
Whole life	497,502	488,503
Whole life, deferred profit liability	1,346	1,036

Liability for future policy benefits	$643,858	$614,486

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a rollforward by product of the liability for future policy benefits, excluding the deferred profit liability:

	Year ended December 31, 2025
	Payout annuities with life contingencies	Whole life	Total
	(in thousands)
Present value of expected net premiums
Balance at January 1, 2025	$—	$8,059	$8,059

Balance at January 1, 2025 at original discount rate	—	7,314	7,314

Effect of changes in cash flow assumptions	—	(227)	(227)
Effect of actual variances from expected experience	—	(2,990)	(2,990)
Issuances	23,561	—	23,561
Interest accrual	—	322	322
Net premium collected	(23,561)	(192)	(23,753)
Other	—	(241)	(241)

Balance at December 31, 2025 at original discount rate	—	3,986	3,986
Effect of changes in discount rate assumptions	—	727	727

Balance at December 31, 2025	$—	$4,713	$4,713

Present value of expected future policy benefits
Balance at January 1, 2025	$121,349	$496,561	$617,910

Balance at January 1, 2025 at original discount rate	124,383	475,108	599,491

Effect of changes in cash flow assumptions	—	(472)	(472)
Effect of actual experience to expected experience	—	(4,812)	(4,812)
Issuances	23,561	1	23,562
Interest accrual	7,395	26,787	34,182
Benefit payments	(14,789)	(24,089)	(38,878)

Balance at December 31, 2025 at original discount rate	140,550	472,523	613,073
Effect of changes in discount rate assumptions	1,181	29,692	30,873

Balance at December 31, 2025	141,731	502,215	643,946

Liability for future policy benefits, excluding deferred profit liability at December 31, 2025	141,731	497,502	639,233
Reinsurance	31,755	418,982	450,737

Liability for future policy benefits, excluding deferred profit liability,net of reinsurance at December 31, 2025	$109,976	$78,520	$188,496

Weighted-average liability duration (in years)	7.4	8.7

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

Weighted-average interest accretion rate	5.0	5.8
Weighted-average current discount rate	4.9	5.2
Expected future gross premiums, undiscounted	$—	$72,628
Expected future gross premiums, discounted	$—	$44,806
Expected future benefit payments, undiscounted	$213,556	$150,429

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

	Year ended December 31, 2024
	Payout annuities with life contingencies	Whole life	Total
	(in thousands)
Present value of expected net premiums
Balance at January 1, 2024	$—	$9,430	$9,430

Balance at January 1, 2024 at original discount rate	—	8,289	8,289

Effect of changes in cash flow assumptions	—	(101)	(101)
Effect of actual variances from expected experience	—	(610)	(610)
Issuances	9,379	—	9,379
Interest accrual	—	413	413
Net premium collected	(9,379)	(625)	(10,004)
Other	—	(52)	(52)

Balance at December 31, 2024 at original discount rate	—	7,314	7,314

Effect of changes in discount rate assumptions	—	745	745

Balance at December 31, 2024	$—	$8,059	$8,059

Present value of expected future policy benefits
Balance at January 1, 2024	$121,828	$534,678	$656,506

Balance at January 1, 2024 at original discount rate	121,551	478,256	599,807

Effect of changes in cash flow assumptions	—	(151)	(151)
Effect of actual experience to expected experience	—	(2,708)	(2,708)
Issuances	9,379	1	9,380
Interest accrual	6,843	26,349	33,192
Benefit payments	(13,391)	(26,639)	(40,030)

Balance at December 31, 2024 at original discount rate	124,382	475,108	599,490

Effect of changes in discount rate assumptions	(3,033)	21,454	18,421

Balance at December 31, 2024	121,349	496,562	617,911

Liability for future policy benefits, excluding deferred profit liability at December 31, 2024	$121,349	$488,503	$609,852

Reinsurance	$32,746	$409,940	$442,686
Liability for future policy benefits, excluding deferred profit liability,net of reinsurance at December 31, 2024	$88,603	$78,563	$167,166
Weighted-average liability duration (in years)	7.5	9.1
Weighted-average interest accretion rate	4.9	5.8
Weighted-average current discount rate	5.3	5.1
Expected future gross premiums, undiscounted	$—	$79,565
Expected future gross premiums, discounted	$—	$49,734
Expected future benefit payments, undiscounted	$194,383	$156,657

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of liability for future policy benefit remeasurement gains (losses) included within Interest sensitive contract and future policy benefits on the Consolidated Statements of Operations:

	December 31,
	2025	2024
	(in thousands)
Reserves	15,968	(1,770)
Deferred profit liability	(4)	(269)

Total remeasurement gains (losses)	$15,964	$(2,039)

Market risk benefits

The following is a reconciliation of Market risk benefits to the Consolidated Balance Sheets. Market risk benefit assets are included in Other assets on the Consolidated Balance Sheets.

	Year ended December 31, 2025			Year ended December 31, 2024
	Asset	Liability	Net Liability	Asset	Liability	Net Liability
	(in thousands)			(in thousands)
Fixed Index Annuity	$24,256	$3,293,060	$3,268,804	$25,138	$2,986,826	$2,961,688
Variable Annuity	4,596	26,490	21,894	4,322	35,377	31,055

Total	$28,852	$3,319,550	$3,290,698	$29,460	$3,022,203	$2,992,743

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a rollforward of net market risk benefit liabilities by product:

	Year ended December 31, 2025
	Fixed Index Annuity	Variable Annuity	Total
	(in thousands)
Balance at December 31, 2024	$2,961,688	$31,055	$2,992,743
Balance, beginning of period, before changes in instrument-specific credit risk	3,102,718	32,254	3,134,972
Derecognition - transitioned to payout	(16,633)	(1,014)	(17,647)
Decrements	(95,096)	1,253	(93,843)
Issuances	—	(25)	(25)
Interest accrual	151,563	(2,836)	148,727
Attributed fees collected	189,819	4,598	194,417
Benefit payments	(8,140)	(4,070)	(12,210)
Effect of changes in interest rates	52,471	(2,273)	50,198
Effect of changes in equity markets	(114,483)	(2,238)	(116,721)
Inforce updates and other	137,777	(2,342)	135,435
Effect of changes in policyholder assumptions	92,884	(103)	92,781
Balance, end of period, before changes in instrument-specific credit risk	3,492,880	23,204	3,516,084

Effect of changes in instrument-specific credit risk	(224,076)	(1,310)	(225,386)

Balance at December 31, 2025	3,268,804	21,894	3,290,698

Reinsurance	—	(6,182)	(6,182)
Balance, net of reinsurance	$3,268,804	$15,712	$3,284,516
Net amount at risk	6,856,795	133,186
Weighted-average attained age of contract holders (in years)	73.7	69.7

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

	Year ended December 31, 2024
	Fixed Index Annuity	Variable Annuity	Total
	(in thousands)
Balance at December 31, 2023	$2,269,961	$62,235	$2,332,196
Balance, beginning of period, before changes in instrument-specific credit risk	2,591,418	66,304	2,657,722
Derecognition - transitioned to payout	(3,425)	(1,728)	(5,153)
Decrements	(101,940)	(1,324)	(103,264)
Issuances	—	(13)	(13)
Interest accrual	163,837	(4,842)	158,995
Attributed fees collected	191,830	4,675	196,505
Benefit payments	(6,005)	(3,488)	(9,493)
Effect of changes in interest rates	(197,298)	(8,396)	(205,694)
Effect of changes in equity markets	(65,831)	(2,437)	(68,268)
Inforce updates and other	195,847	3,037	198,884
Effect of changes in policyholder assumptions	332,125	(19,535)	312,590
Effect of changes in other assumptions	2,159	—	2,159

Balance, end of period, before changes in instrument-specific credit risk	3,102,717	32,253	3,134,970

Effect of changes in instrument-specific credit risk	(141,029)	(1,198)	(142,227)

Balance at December 31, 2024	2,961,688	31,055	2,992,743

Reinsurance	—	(7,899)	(7,899)
Balance, net of reinsurance	$2,961,688	$23,156	$2,984,844
Net amount at risk	6,871,748	163,697
Weighted-average attained age of contract holders (in years)	72.9	69.4

Unlocking

As discussed in Note 1, significant assumptions are used in the calculation of the fixed index annuity embedded derivative, liability for future policy benefits, and market risk benefits. During 2025 and 2024, the Company performed its annual review of assumptions and updated certain assumptions to reflect emerging experience and expectations for future performance. In 2025,

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

revisions primarily related to policyholder behavior assumptions, including utilization rates for rider benefits and full surrender rate, resulting in an increase in embedded derivative of $0.7 million, a decrease in the liability for future policy benefits of $0.8 million, and an increase in MRB of $92.8 million; the combined impacts resulted in a decrease in Income before income tax expense, net of reinsurance, of $90.4 million. In 2024, revisions primarily related to policyholder behavior assumptions, including surrender patterns, rider utilization, and mortality assumptions for certain products, resulting in a decrease in embedded derivative of $36.5 million, a decrease in the liability for future policy benefits of $0.1 million, and an increase in MRB of $314.7 million; the combined impacts resulted in a decrease in Income before income tax expense, net of reinsurance, of $279.8 million. The updates were based on recent experience studies, industry data, and refinements to modeling methodologies.

12. Income Taxes

The Company is included in a consolidated Non-Life/Life federal income tax return filed by Eldridge Wealth Solutions, Inc. (“EWS”, previously Security Benefit Corporation). The Internal Revenue Service is currently examining the Company’s federal tax returns for tax years 2018 through 2019. There are no proposed adjustments. The Company is no longer subject to federal and state examinations by tax authorities for the years before 2018. The State of Florida completed its examination of SBLIC’s 2020 through 2022 Florida income tax returns, resulting in no adjustments.

Under a tax sharing agreement between EWS and certain of its related parties, EWS allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with EWS, the Company had a payable to EWS of $9.0 million and $36.3 million at December 31, 2025 and 2024, respectively, for taxes, which is included in Other liabilities on the Consolidated Balance Sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

SBLIC’s subsidiary, SARC, has a separate tax sharing agreement with EWS. Under the separate tax sharing agreement, SARC’s losses are benefited only to the extent SARC could otherwise utilize the losses on a stand-alone basis.

The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

As of December 31, 2025 and 2024, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of Other operating expenses in the Consolidated Statements of Operations. The Company recorded no interest expense for unrecognized tax benefits for the years ended December 31, 2025 and 2024.

The Company is subject to Corporate Alternative Minimum Tax (“CAMT”) due to being a member of a controlled group meeting the defined thresholds. This provision had no impact on the results of operations for years ended December 31, 2025, 2024, and 2023.

H.R.1, also referred to as the “One Big Beautiful Bill Act” (the “Tax Act of 2025”) was enacted into law on July 4, 2025. The Tax Act of 2025 does not have a material impact on the Company’s effective tax rate or deferred tax position.

Income tax expense consists of the following for the years ended:

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Current income tax expense	$210,024	$342,456	$309,268
Deferred income tax (benefit) expense	2,691	(94,620)	(197,510)

Income tax expense	$212,715	$247,836	$111,758

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended:

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Federal income tax expense computed at statutory rate	$213,492	$252,545	$119,070
Increases (decreases) in taxes resulting from:
Valuation allowance	—	—	—
Dividends received deduction	(3,211)	(4,167)	(3,973)
Changes in uncertain tax positions	—	—	—
Prior period adjustments	603	40	(752)
Tax exempt interest	(1,139)	(420)	(381)
Non-controlling interest	2,957	(645)	—
Other (1)	13	483	(2,206)

Income tax expense	$212,715	$247,836	$111,758

(1)	Includes state income taxes, nondeductible meals and entertainment, nondeductible dues and penalties, nondeductible lobbying expenses and other miscellaneous differences and adjustments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

Net deferred income tax assets and liabilities consist of the following as of December 31:

	2025	2024
	(in thousands)
Deferred income tax assets:
Policyholder reserves	$683,255	$506,789
Net unrealized loss on derivatives	42,918	40,984
Net unrealized loss on investments	—	43,946
Credit carryover	1,983	4,476
Rider fee	7,731	7,973
Net operating loss carryforward	78,569	93,432

Total gross deferred income tax assets before valuation allowance	814,456	697,600
Less valuation allowance	—	—

Total deferred income tax assets	814,456	697,600
Deferred income tax liabilities:
Net unrealized gain on investments	23,083	—
Deferred policy acquisition costs and deferred sales inducements	513,264	409,460
Investments	208,642	110,359
Value of business acquired	164,611	190,899
Depreciation	5,867	3,569
Other	16,281	14,555

Total deferred income tax liabilities	931,748	728,842

Net deferred income tax liability	$(117,292)	$(31,242)

The oldest credit carryover will expire in 2029 and relates to general business credits.

The Company’s deferred tax asset position includes $374.1 million of federal net operating loss carryforwards related to SARC losses which have no expiration date.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. The Company recorded no valuation allowance on deferred tax assets as of December 31, 2025 and 2024.

The realization of deferred tax assets related to unrealized loss on our available for sale fixed maturity securities is based on the the Company’s ability and intent to hold the securities for a period of time sufficient to allow for the recovery of the value.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements

Fair Value Hierarchy

In accordance with ASC 820, Fair Value Measurement (“ASC 820”), the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:

Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

Determination of Fair Value

Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Cash equivalents

Cash equivalents include highly liquid securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.

Fixed maturity investments

The fair values of fixed maturity securities in an active and orderly market are largely determined by utilizing third party pricing services. The Company has regular interactions with pricing services and its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services, applicable market indices, or internal models with substantially observable inputs are included in Level 2.

The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.

Equity securities

Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Short-term investments

Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 or 3, depending on the observability of the inputs.

Call options, currency forwards, swaps, and futures

Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Currency forwards with fair values obtained from pricing services with substantially observable inputs are included in Level 2. Swaps with fair values obtained from counterparties with substantially observable inputs are included in Level 2. Futures, swaps, and call options with fair values obtained from unadjusted quoted prices for identical instruments traded in active markets are included in Level 1.

Other invested assets

Certain other invested assets for which the fair value option was elected use inputs which are unobservable in the market and are included in Level 3.

Market risk benefits

Market risk benefits are valued with the use of inputs related to fees, assessments, and assumptions in determining the projected benefits in excess of the projected account balance. Judgment is required for both economic and actuarial assumptions, which can be either observable or unobservable, which impact future policyholder account growth. Market risk benefits are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Embedded derivatives – reinsurance contracts

The fair value of the embedded derivative reinsurance contracts asset is calculated as described below, under the heading Embedded derivatives—fixed index annuity contracts, where the portion of the liability ceded is held as a reinsurance recoverable asset. These assets are included in Level 3.

The fair value of the embedded derivative reinsurance contracts liability is determined by the expected value of future index credits calculated using call option pricing with current market data and updated fund value allocations for policyholder balances. These liabilities are included in Level 3.

Separate account assets

Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Embedded derivatives – funds withheld liability

The Company estimates the fair value of the embedded derivative based on the change in the fair value of the assets supporting the funds withheld liability under the coinsurance funds withheld agreement. This liability is included in Level 3.

Embedded derivatives – fixed index annuity contracts

Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.

Assets and Liabilities Measured and Reported at Fair Value

The following table presents categories measured at fair value on a recurring basis:

	December 31, 2025
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(in thousands)
Assets:
Cash equivalents	$15,881	15,881	$—	—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	287,519	—	287,519	—
Obligations of government-sponsored enterprises	832,594	—	832,594	—

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Corporate	24,433,693	—	3,447,823	20,985,870
Municipal obligations	330,991	—	319,809	11,182
Commercial mortgage-backed	153,355	—	152,433	922
Residential mortgage-backed	11,772	—	11,772	—
Collateralized debt obligations	4,437	—	4,437	—
Collateralized loan obligations	8,561,709	—	5,830,641	2,731,068
Redeemable preferred stock	45,973	—	—	45,973
Other asset backed	5,342,280	—	558,675	4,783,605

Total fixed maturity investments, available for sale, including pledged securities (1)	40,004,323	—	11,445,703	28,558,620
Fixed maturity investments, trading:
U.S. Treasury securities and other U.S. government corporations and agencies	5,024	—	5,024	—
Obligations of government-sponsored enterprises	—	—	—	—
Corporate	46,830	—	46,830	—
Obligations of foreign governments	—	—	—	—
Municipal obligations	2,135	—	2,135	—
Commercial mortgage-backed	7,562	—	7,562	—
Residential mortgage-backed	5,551	—	5,551	—
Collateralized debt obligations	—	—	—	—
Collateralized loan obligations	5,266	—	5,266	—
Redeemable preferred stock	—	—	—	—
Other asset backed	13,085	—	13,085	—

Total fixed maturity, trading investments	85,453	—	85,453	—
Equity securities:
Consumer	692,739	101,744	298,241	292,754
Mutual funds	2,879	2,879	—	—
Preferred stocks	721,447	—	80,508	640,939

Total equity securities, including pledged securities (1)	1,417,065	104,623	378,749	933,693
Other invested assets	249,629	—	—	249,629
Short-term investments	320,751	—	173,373	147,378
Derivative assets:
Call options	1,414,615	—	1,414,615	—
Currency forwards and swaps	61,514	—	61,514	—
Interest rate swaps and total return swaps	136,721	—	136,721	—
Bond forwards	2,758		2,758
Futures	178	178	—	—
Other derivatives	14	2	12	—

Total derivative assets	1,615,800	180	1,615,620	—
Market risk benefits	5,983	—	—	5,983
Embedded derivatives:
Reinsurance contracts	1,689,988	—	—	1,689,988
Funds withheld receivable	(403)	—	—	(403)
Separate account assets	6,804,874	3,458,074	—	3,346,800

Total assets	$52,209,344	$3,578,758	$13,698,898	$34,931,688

Liabilities:
Derivative liabilities:
Call options	$19,468	$—	$19,468	$—
Currency forwards and swaps	153,103	—	153,103	—
Interest rate swaps, foreign currency swaps, and total return swaps	23,494	—	17,371	6,123
Hedge accounting liability for MYGA product	11,643	—	—	11,643
Futures	3,893	3,893	—	—
Interest rate caps	211	—	205	6

Total derivative liabilities	211,812	3,893	190,147	17,772
Market risk benefits	3,319,550	—	—	3,319,550
Embedded derivatives:
Funds withheld liability	87,850	—	—	87,850
Reinsurance contracts	421,727	—	—	421,727
Fixed index annuity contracts	5,218,871	—	—	5,218,871

Total liabilities	$9,259,810	$3,893	$190,147	$9,065,770

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

(1)	As of December 31, 2025, pledged securities fair values accounted for $59.7 million related to Fixed maturity investments, available for sale and $0.3 million related to Equity securities.

	December 31, 2024
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(unaudited)
	(in thousands)
Assets:
Cash equivalents	$1,291,999	$1,291,999	$—	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	7,015	—	7,015	—
Obligations of government-sponsored enterprises	659,472	—	659,472	—
Corporate	23,018,030	—	2,742,492	20,275,538
Municipal obligations	15,220	—	3,888	11,332
Commercial mortgage-backed	43,561	—	43,312	249
Residential mortgage-backed	21,170	—	21,170	—
Collateralized debt obligations	5,111	—	5,111	—
Collateralized loan obligations	11,045,266	—	7,630,322	3,414,944
Redeemable preferred stock	27,861	—	27,861	—
Other asset backed	2,070,134	—	542,650	1,527,484

Total fixed maturity investments	36,912,840	—	11,683,293	25,229,547
Fixed maturity investments: trading	76,221	—	75,963	258

Total fixed maturity trading investments	76,221	—	75,963	258
Equity securities:
Consumer	340,981	76,861	228,177	35,943
Mutual funds	5,115	5,115	—	—
Preferred stocks	645,610	—	312,169	333,441

Total equity securities	991,706	81,976	540,346	369,384
Other invested assets	271,382	—	—	271,382
Short-term investments	91,020	—	91,020	—
Derivative assets:
Call options	1,020,039	—	1,020,039	—
Currency forwards and swaps	191,359	—	191,359	—
Interest rate swaps and total return swaps	42,218	39,572	2,093	553
Futures	325	325	—	—
Other derivatives	6	4	2	—

Total derivative assets	1,253,947	39,901	1,213,493	553
Market risk benefits	5,532	—	—	5,532
Embedded derivatives:
Reinsurance contracts	1,240,395	—	—	1,240,395
Funds withheld receivable	(5,532)	—	—	(5,532)
Separate account assets	6,416,351	3,374,151	—	3,042,200

Total assets	$48,545,861	$4,788,027	$13,604,115	$30,153,719

Liabilities:
Derivative liabilities:
Call options	$12,059	$—	$12,059	$—
Currency forwards and swaps	64,403	—	64,403	—
Interest rate swaps and total return swaps	45,218	17,377	27,589	252

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Hedge accounting liability for MYGA product	(47,236)	—	—	(47,236)
Futures	6,915	6,915	—	—
Interest rate caps	2,470	—	2,470	—

Total derivative liabilities	83,829	24,292	106,521	(46,984)
Market risk benefits	3,022,203	—	—	3,022,203
Embedded derivatives:
Funds withheld liability	(23,608)	—	—	(23,608)
Reinsurance contracts	295,764	—	—	295,764
Fixed index annuity contracts	3,856,761	—	—	3,856,761

Total liabilities	$7,234,949	$24,292	$106,521	$7,104,136

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Changes in Level 3 Fair Value Measurements

The detail of the Level 3 purchases and issuances was as follows for the year ended December 31:

	2025
	Purchases	Issuances	Total
	(in thousands)
Assets:
Fixed maturity investments, available for sale:
Corporate	$8,410,533	$323,220	$8,733,753
Municipal obligations	2,598	—	2,598
Collateralized loan obligations	665,232	—	665,232
Other asset backed	4,585,104	270	4,585,374
Redeemable preferred stock	35,283	—	35,283

Total fixed maturity investments, available for sale, including pledged securities	13,698,750	323,490	14,022,240
Equity securities:
Consumer	556,753	—	556,753
Preferred stocks	134,552	—	134,552

Total equity securities, including pledged securities	691,305	—	691,305
Short-term investments	947,364	—	947,364
Other invested assets	64,598	—	64,598

Total assets	$15,402,017	$323,490	$15,725,507

Liabilities:
Derivatives and embedded derivatives:
Reinsurance contracts	—	281,418	281,418
Fixed index annuity contracts	—	910,968	910,968

Total liabilities	$—	$1,192,386	$1,192,386

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

	2024
	Purchases	Issuances	Total
	(in thousands)
Assets:
Fixed maturity investments:
Corporate	$10,587,181	$410,986	$10,998,167
Municipal obligations	250	—	250
Collateralized loan obligations	490,734	—	490,734
Other asset backed	47,395	5,150	52,545

Total fixed maturity investments	11,125,560	416,136	11,541,696
Equity securities:
Consumer	27,602	—	27,602
Preferred stock	50,000	—	50,000

Total equity securities	77,602	—	77,602
Other invested assets	156,273	—	156,273
Short-term investments	4,469	—	4,469

Total assets	$11,363,904	$416,136	$11,780,040

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$219,727	$219,727
Reinsurance derivative liability	—	914,999	914,999

Total liabilities	$—	$1,134,726	$1,134,726

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Transfers

Transfers into and out of Level 3 of assets and liabilities measured at fair value was as follows for the year ended December 31:

	2025
	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2
	(in thousands)
Assets:
Fixed maturity investments, available for sale:
Corporate	$348,651	$(1,217)
Commercial mortgage-backed	650	—
Collateralized loan obligations	728,540	—
Other asset backed	118,413	(1,783)
Redeemable preferred stock	27,862	—

Total fixed maturity investments, available for sale, including pledged securities	1,224,116	(3,000)
Equity securities:
Consumer	2	—
Preferred stocks	200,709	—

Total equity securities, including pledged securities	200,711	—

Total asset transfers	$1,424,827	$(3,000)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2024 are as follows:

	2024
	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2
	(in thousands)
Assets:
Fixed maturity investments:
Corporate	$710,889	$—
Collateralized loan obligations	32,680	—

Total fixed maturity investments	$743,569	$—

Equity securities:
Preferred stock	175,839	(195,769)

Total equity securities	$175,839	$(195,769)

Other invested assets	—	(97,822)

Total assets	$919,408	$(293,591)

The majority of the assets transferred into Level 3 during 2025 and 2024 was due to the inability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques. The majority of assets transferred out of Level 3 during 2025 and 2024 was due to the ability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques.

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.

	As of December 31, 2025
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted-Average](4)
	(in thousands)
Assets:
Fixed maturity investments:
Corporate	$16,730,869	Discount Model	Credit Spread	0 - 2,408 [268] bps
	739,231	Discount Model	Credit Spread, discount rate	333 - 642 [424] bps, 9% - 19% [11%]

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

	63,668	Underlying Pricing Model, waterfall model	Market Value of Underlying Investments, CFs	90.5; 449.3
	4,465	Spread Duration	Credit Spread, recovery rate	345 - 345 [345] bps
	205,561	Black Scholes	Credit Spread, Volatility, Stock Price	1,547.8, 25.9, 0
	13,343	Discounted Cash Flow	Discount Rate	5.4% - 10.1% [10.1%]
Collateralized loan obligations	2,026,282	Discount Model	Credit Spread	141 - 1035 [250] bps
	52,646	Residual Equity	Residual Equity	2,723 - 20,787,313 [17,131,483]
Other asset backed	916,612	Discount Model	Credit Spread	0 - 479 [28] bps
	395,217	Discount Model	Discount Margin	162 - 214 [184] bps
	28,400	Discount Model	Discount Rate	4.37%
	19,989	Spread Duration	Credit Spread	118 - 118 [118] bps
	48,338	Residual Equity and DCF	Residual Equity, Discount Rate	50,334,352.8, 0.1

Total fixed maturity investments	21,244,621
Equity securities:
Equity securities - Financial	25,178	Market Comparables	Price to Adjusted Fund From Operations Multiple, Cap Rate Method	13.62x, 5.8%
	12,281	Cost Valuation	Cost spent to date, principal balance	362,487,563.77
	15,057	Discount Model	Credit Spread	2,493 - 3,913 [3,188] bps
	68,657	Market Comp	P/B ratio	.765x

Total equity securities	121,173
Funds withheld receivable	(403)	See Note (1)
Embedded derivatives - reinsurance contracts	1,689,988	See FIA contracts below
Market risk benefits	5,983	See Market risk benefits below
Separate account assets	3,346,800	Revenue Multiples	Projected Revenues
		See Note (3)

Total assets	$26,408,162	See Note (2)

Liabilities:
Derivatives and embedded derivatives:
Interest rate swaps and total return swaps	$6,123	See Note (4)
Interest rate caps	6	See Note (4)
Market risk benefits	3,319,550	Stochastic Discounted Cash Flow	Own credit spread	1.57%
			Discount rate risk margin	5%
Hedge accounting liability for
MYGA product	11,643	See Note (1)
Funds withheld liability	87,850	See Note (1)
Reinsurance contracts	421,727	Expected value of future index credits
Fixed index annuity contracts	5,218,871	Discounted Cash Flow	Own credit spread	1.57%
			Risk margin	0.06% - 0.30%

Total liabilities	$9,065,770

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

	As of December 31, 2024
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted-Average](4)
	(in thousands)
Assets:
Fixed maturity investments:
Corporate	$14,835,319	Discount Model	Credit Spread	0 - 2,120.2 [294.5] bps
	66,563	Underlying Pricing Model, Waterfall Model	Market Value of Underlying Investments, CFs
	688,867	Spread Duration	Credit Spread	0 - 1,164.5 [432.8] bps
	167,503	Black Scholes	Credit Spread, Volatility, Stock Price
	73,998	Discount Model	Discount Rate	6.3% - 11.4%
Collateralized loan obligations	3,298,407	Discount Model	Credit Spread	152.0 - 1,200.0 (250.9) bps
	63,667	Residual Equity	Residual Equity	28,005,814.16
Other asset backed	911,107	Discount Model	Credit Spread	0 - 517.0 (163.9) bps
	28,184	Discount Model	Discount Rate	4.68%
	24,022	Underlying Pricing Model	Market Value of Underlying Investments, CFs
	19,979	Spread Duration	Credit Spread	113 bps

Total fixed maturity investments	20,177,616
Equity securities:
Equity securities - Financial	25,472	Market Comparables	Price/Adjusted Funds from Operations Multiple and Cap Rate Method	16.35x 5.2%
	5,678	Black Scholes	Volatility	244.00
Preferred stock	15,059	Discount Model	Credit Spread	2,342.9-3,295.9 [2,749.5] bps
	72,879	Market Comparables	Price, Market Cap, P/B ratio	.81x

Total equity securities	119,088
Interest rate swaps and total return swaps	553	See Note (4)
Funds withheld receivable	(5,532)	See Note (1)
Embedded derivatives—reinsurance contracts	1,241,785	See FIA contracts below
Market risk benefits	5,532	See Market risk benefits below
Separate account assets	3,042,200	Revenue Multiples	Projected Revenues
		See Note (3)

Total assets	$24,581,242	See Note (2)

Liabilities:
Market risk benefits	$3,022,203	Stochastic Discounted Cash Flow	Own credit spread	1.4%
			Discount rate risk margin	5%
Embedded derivatives:
Interest rate swaps and total return swaps	252	See Note (4)
Hedge accounting MYGA products	(47,236)	See Note (1)
Funds withheld liability	(23,608)	See (1) below
Reinsurance contracts	295,764	Expected value of future index credits
Fixed index annuity contracts	3,856,761	Discounted Cash Flow	Own credit spread	1.4%
			Risk margin	0.06% - 0.30%

Total liabilities	$7,104,136

(1)	Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability.
(2)	The tables above exclude certain securities for which the fair value of $8,523.5 million and $5,573.9 million as of December 31, 2025 and 2024, respectively, was based on non-binding broker quotes.
(3)	Separate account investments in partnerships for which the fair value as of December 31, 2025 and 2024 was determined through a third party valuation of the fair value of the underlying investments.
(4)	Unobservable inputs were weighted by the relative fair value of the instruments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.

Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of market risk benefits and fixed index annuity contract embedded derivative. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.

Increases or decreases in risk free rates could cause the fair value of market risk benefits and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of market risk benefits and embedded derivatives. All of these changes in fair value would impact Net income, except the change in fair value of market risk benefits related to credit risk which goes through Other comprehensive income.

Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Commitments and Contingencies

In connection with the Company’s investments in certain limited partnerships, the Company committed to invest additional capital of $470.7 million, of which $120.8 million was with related parties, at December 31, 2025, as required by the general partner compared to $493.9 million and $7.9 million at December 31, 2024. The Company had committed up to $10,070.6 million and $3,934.9 million in unfunded bridge loans, unfunded revolvers, and other private investments, of which $3,590.5 million and $1,762.0 million is with related parties or securitizations in which related parties act as collateral managers, as of December 31, 2025 and December 31, 2024 respectively. The portion of the total unfunded commitments that are considered to be on-demand funding obligations not controlled by the Company or its affiliated parties was $5,668.3 million as of December 31, 2025. As per the Company’s Liquidity Guidelines, the Company maintains sufficient liquidity capacity to fund the segment of the total unfunded commitments that are considered to be on-demand funding obligations not controlled by the Company or its affiliated parties.

Other legal and regulatory matters: SBLIC is a defendant in a putative class action, Ella Clinton, et al., v. Security Benefit Life Insurance Company, initially filed in the United States District Court, Southern District of Florida, on November 20, 2019. A First Amended Class Action Complaint (“FAC”) that includes additional named plaintiffs and causes of action was filed on January 21, 2020. The action was transferred to the United States District Court, District of Kansas. The allegations of the FAC arise out of the marketing and sale of SBLIC’s leading FIA products at the time. In their FAC, Plaintiffs assert claims for violation of the federal Racketeer Influenced and Corrupt Organizations Act, violations of California’s, Illinois’, and Arizona’s respective unfair competition, consumer fraud, and/or deceptive business practices acts, and common law fraud under the laws of Florida, California, Illinois, and Arizona. SBLIC’s motion to dismiss was granted by the District Court on February 12, 2021, but the dismissal was reversed by the United States Court of Appeals for the Tenth Circuit on March 28, 2023 in a split decision, and SBLIC’s request for a rehearing en banc was denied. The Tenth Circuit’s decision to reverse and remand the case was not based on the merits of any issue; on the contrary, the applicable Federal Rules of Civil Procedure required the Court to assume the truth of Plaintiffs’ allegations and to view the facts in a light most favorable to Plaintiffs. The issues will be decided on an evidentiary record established at the District Court level. On November 20, 2023, SBLIC filed its Answer and Affirmative Defenses to the FAC, and the parties thereafter commenced discovery.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Commitments and Contingencies (continued)

On June 13, 2025, the parties substantially completed discovery, and Plaintiffs filed their Motion for Class Certification. On September 29, 2025, SBLIC filed its Opposition to Plaintiffs’ Motion for Class Certification and its motions to exclude Plaintiffs’ experts’ opinions. On December 15, 2025, Plaintiffs filed a reply in support of their Motion for Class Certification, as well as Oppositions to SBLIC’s motions to exclude Plaintiffs’ experts’ opinions. SBLIC filed replies in support of its motions to exclude, along with motions to strike and exclude Plaintiffs’ rebuttal expert declarations and a Motion for Leave to file a sur-reply in opposition to class certification with a proposed sur-reply attached, on February 13, 2026. On March 6, 2026, Plaintiffs filed their Opposition to SBLIC’s Motion for Leave to file a sur-reply. SBLIC filed a reply in support of its Motion for Leave to file a sur-reply on March 13, 2026. Briefing on all motions related to class certification and class certification experts is now complete. A date has not yet been set for a hearing on the Motion for Class Certification or SBLIC’s motions to exclude Plaintiffs’ experts’ opinions. Although potential liability is reasonably possible for SBLIC from this lawsuit, no reasonable estimate can be made at this time regarding the amount or range of any possible loss that may result. SBLIC believes that it has substantial defenses to the claims alleged and intends to continue to defend itself vigorously in the lawsuit.

In addition, the Company is periodically party to legal and arbitral proceedings and subject to complaints and the like, and is periodically examined by its regulators and may discuss certain subjects with its regulators that come up during such examinations or otherwise. Management currently does not believe that any of the foregoing matters in this paragraph will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition. In addition, the Company is subject to extensive regulation by, among others, governmental authorities and the NAIC, and it is subject to the effects of periodic changes in laws, regulations, and other standards that apply to it.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Commitments and Contingencies (continued)

Line of credit with FHLB

At December 31, 2025, the Company has access to a $575.4 million line of revolving credit facility from the Federal Home Loan Bank of Topeka (FHLB). Overnight borrowings in connection with this line of credit bear interest at 0.25% over the Federal Funds rate (3.64% at December 31, 2025). The Company had no borrowings under this line of credit at December 31, 2025 and 2024. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2025.

Surplus notes

The Company has outstanding surplus notes with a carrying value of $112.0 million and $113.2 million at December 31, 2025 and 2024, respectively, issued by SBLIC. The surplus notes consist of $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Commissioner of the Kansas Department of Insurance (“Kansas Commissioner”) and only out of SBLIC surplus funds that the Kansas Commissioner determines to be available for such payment under the Kansas Insurance Code.

Future principal payments

At December 31, 2025, future principal payments for the years ending December 31 are as follows:

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Debt (continued)

Surplus Notes
(in thousands)
2026	$—
2027	—
2028	—
2029	—
2030	—
Thereafter	100,000

Total amount of future principal payments	$100,000

Interest expense as presented in the Consolidated Statements of Operations consisted of the following for the years ended:

	Year Ended December 31,
	2025	2024	2023
	(in thousands)
Debt/notes payable:
Surplus note interest	$6,258	$6,321	$6,381
Debt from consolidated VIE interest	11,100	103,459	98,592
Note payable - SAILES 2, LLC interest	—	52	14

Total debt/notes payable interest	17,358	109,832	104,987
Repurchase agreement interest	23,458	58,768	23,990
Other interest	41,321	43,425	29,191

Total	$82,137	$212,025	$158,168

16. Related-Party Transactions

There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of total assets) that are not otherwise discussed (see Notes 1, 3, and 10). Transactions that are deemed to be immaterial (less than 0.5% of total assets) are not disclosed herein.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Related-Party Transactions (continued)

As of December 31, 2025 and 2024, the Company had investments in collateral loans of $13.8 billion and $12.6 billion, respectively, issued by related parties. These investments are included in Fixed maturities, available for sale on the Consolidated Balance Sheets, and are fully secured through the assets of each borrower. As of December 31, 2025 and 2024, $11.3 billion and $10.0 billion, respectively, of these loans were subject to cross-collateralization agreements and a separate master guaranty. Through the cross-collateralization agreements, the Company has the ability to exercise remedies against the assets of any related borrower to satisfy a loan in default. Under the master guaranty, collateral must be retained by the related party borrowers and certain of their parent entities, providing additional credit enhancement to the Company. No individual issuers were above 0.5% of assets threshold.

As of December 31, 2025 and 2024, the Company had the following investments in notes receivables with interest rates ranging from 4.8% to 8.5% and maturity dates ranging from February 2026 through December 2026. These investments are included in Notes receivable from related parties on the Consolidated Balance Sheets and are typically fully collateralized by assets of the debtor:

	December 31,
	2025	2024
	(in thousands)
Mine Creek, LLC	$1,125,000	$—
Winward Portfolio Trust, LLC	797,000	—
Holliday Park, LLC	760,000	565,000
Auburndale, LLC	647,000	402,000
Chain Bridge Opportunistic Funding Holdings, LLC	567,000	119,000
Nicodemus Place, LLC	494,000	347,000

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Related-Party Transactions (continued)

As of December 31, 2025 and 2024, the Company had investments in commercial and residential mortgage loans with related parties in the amount of $2,836.8 million and $2,234.5 million, respectively. The Company had the following individually material investments in commercial and residential mortgage loans:

	December 31,
	2025	2024
	(in thousands)
OBH HoldCo	$1,745,258	$1,579,899

As of December 31, 2025 and 2024, the Company had investments in joint ventures and partnerships of $1,266.0 million and $1,138.1 million, respectively, accounted for under the equity method pursuant to ASC 970-323-25-6. These equity method investments are considered to be with related parties.

SBL Holdings, Inc. (SBLH), the Company’s immediate parent, acquired an equity method investment in SkyRidge Cayman Holdings LLC, which is the ultimate parent company of SkyRidge Re Reinsurers (see Note 5). SBLIC entered into coinsurance with funds withheld reinsurance agreements to cede certain fixed annuity and fixed index annuity liabilities to the SkyRidge Re Reinsurers (see Note 10). SBLIC also entered into investment management agreements with the SkyRidge Re Reinsurers to manage their investments. As a result of these relationships, the SkyRidge Re Reinsurers are considered related parties for purposes of GAAP.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Related-Party Transactions (continued)

As of December 31, 2025 and 2024, the Company had total investments in securitizations in which related parties act as one or more of the collateral managers or sub-collateral managers of $3,111.2 million and $4,565.5 million, respectively. The repayment of these investments is provided by unrelated party assets and the Company does not have recourse to the related collateral manager or in the case of non-performance on the unrelated assets. These investments are included in Fixed maturities, available for sale and Short-term investments on the Consolidated Balance Sheets, aggregated at the issuer level. The Company had the following individually material investments in securitizations in which related parties act as on or more of the collateral managers or sub-collateral managers:

	December 31,
	2025	2024
	(in thousands)
Binney Park Capital LLC	$537,184	$525,280
Shawnee 2025-1 LLC	450,750	91,000
Cedar Crest 2022-1, LLC	425,307	745,620
Cedar Crest 2021-2, LLC	220,650	501,849
Gage Park, LLC	217,493	388,547
Shawnee 2022-2 LLC	196,962	455,188
Cedar Crest 2021-1, LLC	132,106	390,801

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Related-Party Transactions (continued)

As of December 31, 2025 and 2024, the Company had total investments in other related parties of $3,159.9 million and $3,720.8 million, respectively. These investments are included in Fixed maturity investments available for sale, Equity securities at fair value and Short-term investments on the Consolidated Balance Sheets. The Company had the following individually material investments in other related parties:

	December 31,
	2025	2024
	(in thousands)
Crawford Park Capital, LLC	$682,000	$—
American Media Productions, LLC	371,503	349,911
Cain Re LLC	266,263	259,173
Banner Creek Bridge, LLC	—	684,000
Laisah, LLC	—	429,579

Pursuant to an agreement effective January 1, 2017 (as amended effective November 1, 2020), the Company paid $165.0 million, $152.3 million, and $140.1 million for the years ended December 31, 2025, 2024 and 2023, respectively, to Eldridge Business Services, LLC for providing investment services and business development services related to investment strategy, asset origination, developing new and differentiated products, enhancing existing or developing new marketing and distribution strategies, and assisting in capital planning and rating agency support.

The Company has a portfolio of collateral loan obligations (“CLOs”) it owns, which portfolio is managed by Eldridge Structured Credit Advisors, LLC (previously, Panagram Structured Asset Management, LLC). The Company also invests in warehouses for CLOs and loan and mezzanine investment funds managed by related parties. The manager of the CLO is entitled to senior, subordinated and incentive management fees payable by the CLO issuer; in some cases, the manager of the warehouse entity is entitled to management fees payable by the warehouse entity and the manager of the fund is entitled to fees. The Company is not directly liable for such fees,

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Related-Party Transactions (continued)

but, insofar as the Company directly or indirectly owns any portion of the most subordinate or residual tranche of a CLO or a warehouse entity or investment in a fund, the Company may be considered to bear the portion of such fees indirectly. The aggregate of such portions of such fees borne by the Company indirectly for periods in which any such manager was a related party were $0.7 million, $0.5 million, and $7.2 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company paid fees of $247.1 million, $241.5 million and $223.9 million for the years ended December 31, 2025, 2024 and 2023, respectively, to SBBS for providing management and administrative services.

The Company received $0.0 million, $0.0 million, and $435.0 million in capital contributions from SBLH during 2025, 2024, and 2023 respectively. The Company paid $642.2 million, $855.0 million, and $350.0 million in dividends to SBLH during 2025 and 2024, and 2023, respectively.

The Company has noncontrolling interest of $92.1 million as a result of an investment transaction which consolidates within the Company with a minority interest held by EWS.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Statutory Financial Information and Regulatory Net Capital Requirements

The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Department of Insurance and the Vermont Department of Financial Regulation, as applicable. Kansas and Vermont have adopted the National Association of Insurance Commissioners’ accounting practices and procedures manual of statutory accounting practices (“NAIC SAP”) as the basis of its statutory accounting practices. In addition, the Kansas Commissioner and the Vermont Commissioner have the right to prescribe or permit other specific practices that may deviate from NAIC SAP. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective July 1, 2019, the State of Kansas adopted a statute for eligible derivative assets that differ from NAIC SAP which allows SBLIC, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. Eligible derivative assets consist of call and put options used to hedge the fixed index annuity index credits. In addition, under NAIC SAP, the corresponding reserve liabilities that are hedged by the call and put options are calculated under Actuarial Guideline 35, whereas the statute allows the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected in reserves as realized. In addition, effective December 31, 2016, the Kansas Commissioner granted SBLIC approval of a permitted practice to reset unassigned surplus to zero in accordance with SSAP No. 72—Surplus and Quasi-Reorganizations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

The following table presents the impact of SBLIC’s permitted and prescribed practices as of December 31:

	2025	2024	2023
	(in thousands)
Net income	$110,425	$245,834	$298,155
Capital and surplus	134,059	289,562	140,255

Redundant statutory reserves relating to GLWB benefits on fixed index annuity contracts were ceded by SBLIC to SARC, an SBLIC subsidiary, in the amount of $546.4 million and $556.8 million as of December 31, 2025 and 2024, respectively. The assumed reserves on SARC were supported by an excess of loss receivable asset permitted by the Vermont Department of Financial Regulation which increased statutory capital and surplus for SARC by $457.3 million and $513.7 million as of December 31, 2025 and 2024, respectively. The permitted practice had no impact on SARC’s statutory net income.

SBLIC total adjusted capital, including surplus notes (see Note 15), was $8,203.8 million and $7,217.9 million at December 31, 2025 and 2024, respectively. Statutory net income of the insurance operations was $1,015.1 million, $1,181.8 million, and $1,202.5 million for the years ended December 31, 2025, 2024, and 2023, respectively.

Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by state law. The NAIC SAP has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

The Company may not, without notice to the Kansas Commissioner and (A) the expiration of 30 days without disapproval by the Kansas Commissioner or (B) the Kansas Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus.

SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness) and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

At December 31, 2025, SD had net capital of $7.4 million, which was $7.0 million in excess of its required net capital of $0.4 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD’s ratio of aggregate indebtedness to net capital was 0.77 to 1 at December 31, 2025.

18. Subsequent Events

Subsequent events have been evaluated through April 24, 2026, which is the date the financial statements were issued.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Subsequent Events (continued)

Effective January 19, 2026, SBLIC, and Eldridge Credit Advisers, LLC (“ECA”) entered into an investment management agreement (the “ECA IMA”). ECA is a subsidiary of Eldridge Capital Management, LLC (“ECM”), which is a subsidiary of Eldridge, LLC, our indirect parent. Under the ECA IMA, ECA became the overall investment adviser to SBLIC with investment authority in various investment types and the ability to engage subadvisers. Personnel responsible for the Company’s investments were transferred to ECM or subsidiaries of ECM, with the exception of, among others, certain investment operations personnel. The transferred personnel will perform substantially the same functions at ECM, ECA or other subsidiaries of ECM as they did previously at the Company, subject to the oversight of, as applicable, the Board of Directors, its Investment Committee, and the newly established Conflicts Committee, the members of which include two independent advisory directors of SBLH.

In February 2026, the Company received a contribution of $600.0 million from SBLH.

The Company paid SBLH a $40.0 million ordinary cash dividend on March 31, 2026.

The Company declared a $170 million ordinary cash dividend on April 13, 2026 to be paid to SBLH in May 2026.

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries

Exhibits and Financial Statement Schedules

Years Ended December 31, 2025, 2024 and 2023

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, and have issued our report thereon dated April 24, 2026 (included elsewhere in this Registration Statement). Our audits of the consolidated financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules, based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 24, 2026

2603-10001-CS	129

A member firm of Ernst & Young Global Limited

Security Benefit Life Insurance Company and Subsidiaries

Schedule I - Summary of Investments

Other Than Investments in Related Parties

As of December 31, 2025

	December 31, 2025
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party
	(in thousands)
Securities available for sale:
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$282,127	$287,519	$287,519
Obligations of government-sponsored enterprises	820,280	832,594	832,594
Corporate	9,236,980	9,298,473	9,298,473
Municipal obligations	325,607	330,991	330,991
Commercial mortgage-backed	154,042	153,355	153,355
Residential mortgage-backed	12,616	11,772	11,772
Collateralized debt obligations	4,103	4,437	4,437
Collateralized loan obligations	6,162,333	6,188,701	6,188,701
Redeemable preferred stock	39,475	45,973	45,973
Other asset backed	3,853,311	3,856,444	3,856,444

Total fixed maturity investments	$20,890,874	$21,010,259	$21,010,259

Equity securities:
Consumer	$381,254	$465,632	$465,632
Mutual funds	3,115	2,879	2,879
Preferred stocks	186,953	182,597	182,597

Total equity securities	$571,322	$651,108	$651,108

Securities Fair Value Option:
Fixed maturities	$1,084,408	$1,069,141	$1,069,141
Mortgage loans	1,084,408	1,069,141	1,069,141
Cash and cash equivalents	2,131,843	2,131,843	2,131,843
Short-term investments	320,751	320,751	320,751
Derivative assets	1,541,359	1,541,359	1,541,359

	$27,624,965	$27,793,602	$27,793,602

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule III - Supplementary Insurance Information

As of December 31, 2025 and 2024

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable
	(in thousands)
As of December 31, 2025:
Life, health, and annuity	$1,715,755	$53,605,353	$—	$7,544,982
As of December 31, 2024:
Life, health, and annuity	1,316,270	54,792,373	—	6,098,188

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses
	(in thousands)
As of December 31, 2025:
Life, health, and annuity	$257,374	$2,745,131	$1,875,261	$201,013	$496,839
As of December 31, 2024:
Life, health, and annuity	273,050	3,026,091	1,713,678	291,295	643,190

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV - Reinsurance

Years Ended December 31, 2025, 2024 and 2023

	December 31, 2025
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(in thousands)
Life insurance in force	$1,554,577	$1,553,344	$426,186	$427,420	100%
Premiums:
Life insurance	15,394	15,394	8,773	8,773	100%
Annuity	7,685,970	2,241,025	8,245	5,453,190	0%
Accident and health insurance	—	—	37	37	100%

Total premiums	$7,701,364	$2,256,419	$17,055	$5,462,000	0%

	December 31, 2024
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(in thousands)
Life insurance in force	$1,662,273	$1,655,611	$444,788	$451,450	99%
Premiums:
Life insurance	16,289	16,289	9,748	9,748	100%
Annuity	6,796,955	1,981,470	10,790	4,826,275	0%
Accident and health insurance	—	—	45	45	100%

Total premiums	$6,813,244	$1,997,759	$20,583	$4,836,068	0%

	December 31, 2023
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(in thousands)
Life insurance in force	$1,739,427	$1,733,372	$474,049	$480,104	99%
Premiums:
Life insurance	17,299	17,299	7,125	7,125	100%
Annuity	6,721,795	2,475,021	10,292	4,257,066	0%
Accident and health insurance	—	—	50	50	0%

Total premiums	$6,739,094	$2,492,320	$17,467	$4,264,241	0%

F I N A N C I A L  S T A T E M E N T S

Security Varilife Separate Account

Year Ended December 31, 2025

With Report of Independent Registered Public Accounting Firm

Security Varilife Separate Account

Financial Statements

Year Ended December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company

and Contract Owners of Security Varilife Separate Account

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise Security Varilife Separate Account (the Separate Account), as of December 31, 2025 and the related statements of operations and change in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1993.

Kansas City, Missouri

April 24, 2026

1

Appendix

Subaccounts comprising Security Varilife Separate Account

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2025
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2025
NAA All Cap Value Series	For each of the two years in the period ended December 31, 2025
NAA Large Cap Value Series	For each of the two years in the period ended December 31, 2025
NAA Large Core Series	For each of the two years in the period ended December 31, 2025
NAA Mid Growth Series	For each of the two years in the period ended December 31, 2025
NAA World Equity Income Series	For each of the two years in the period ended December 31, 2025
Neuberger Berman AMT Quality Equity Portfolio	For each of the two years in the period ended December 31, 2025

2

Security Varilife Separate Account

Statements of Net Assets

December 31, 2025

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Unit Values
Guggenheim VIF Total Return Bond	3,620	$55,542	$53,255	$53,255	2,223	$23.95
Invesco V.I. Government Money Market	415,389	415,389	415,389	415,389	39,372	10.55
NAA All Cap Value Series	30,523	929,473	909,588	909,588	9,450	96.20
NAA Large Cap Value Series	14,237	502,026	543,570	543,570	7,252	74.89
NAA Large Core Series	33,105	1,260,039	1,529,457	1,529,457	15,783	96.87
NAA Mid Growth Series	23,169	1,026,145	1,151,272	1,151,272	8,997	127.96
NAA World Equity Income Series	44,734	578,713	673,242	673,242	8,743	76.99
Neuberger Berman AMT Quality Equity Portfolio (a)	3,481	92,427	149,067	149,067	2,053	72.61

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

3

Security Varilife Separate Account

Statements of Operations and Change in Net Assets

Years Ended December 31, 2025 and 2024, Except as Noted

	Guggenheim VIF Total Return Bond	Invesco V.I. Government Money Market	NAA All Cap Value Series
Net assets as of December 31, 2023	$33,875	$83,938	$736,856

Investment income (loss):
Dividend distributions	1,279	9,202	12,693
Investment Expenses:
Mortality and expense risk and administrative charges	(445)	(2,618)	(10,003)

Net investment income (loss)	834	6,584	2,690

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	40,227
Realized capital gain (loss) on investments	(149)	—	2,173
Change in unrealized appreciation (depreciation)	(419)	—	20,505

Net gain (loss) on investments	(568)	—	62,905

Net increase (decrease) in net assets from operations	266	6,584	65,595

Contract owner transactions:
Variable account deposits	1,036	5,865	18,812
Terminations, withdrawals and account payments	—	(9,452)	—
Transfers between subaccounts, net	16,786	321,019	(1,529)
Maintenance charges and mortality adjustments	(1,045)	(4,469)	(11,786)

Increase (decrease) in net assets from contract transactions	16,777	312,963	5,497

Total increase (decrease) in net assets	17,043	319,547	71,092

Net assets as of December 31, 2024	$50,918	$403,485	$807,948

Investment income (loss):
Dividend distributions	2,154	15,039	12,713
Investment Expenses:
Mortality and expense risk and administrative charges	(655)	(5,121)	(10,571)

Net investment income (loss)	1,499	9,918	2,142

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	186,639
Realized capital gain (loss) on investments	(121)	—	1,648
Change in unrealized appreciation (depreciation)	1,729	—	(97,312)

Net gain (loss) on investments	1,608	—	90,975

Net increase (decrease) in net assets from operations	3,107	9,918	93,117

Contract owner transactions:
Variable account deposits	836	10,433	20,064
Terminations, withdrawals and account payments	—	(1,602)	—
Transfers between subaccounts, net	2	6	15
Maintenance charges and mortality adjustments	(1,608)	(6,851)	(11,556)

Increase (decrease) in net assets from contract transactions	(770)	1,986	8,523

Total increase (decrease) in net assets	2,337	11,904	101,640

Net assets as of December 31, 2025	$53,255	$415,389	$909,588

The accompanying notes are an integral part of these financial statements.

4

Security Varilife Separate Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	NAA Large Cap Value Series	NAA Large Core Series	NAA Mid Growth Series
Net assets as of December 31, 2023	$422,527	$1,090,307	$1,014,111

Investment income (loss):
Dividend distributions	7,887	38,111	32,952
Investment Expenses:
Mortality and expense risk and administrative charges	(5,809)	(15,652)	(13,988)

Net investment income (loss)	2,078	22,459	18,964

Increase (decrease) in net assets from operations:
Capital gain distributions	32,479	—	—
Realized capital gain (loss) on investments	1,890	10,323	4,744
Change in unrealized appreciation (depreciation)	14,188	231,669	137,426

Net gain (loss) on investments	48,557	241,992	142,170

Net increase (decrease) in net assets from operations	50,635	264,451	161,134

Contract owner transactions:
Variable account deposits	10,519	29,055	22,578
Terminations, withdrawals and account payments	—	(10,022)	(2,694)
Transfers between subaccounts, net	4,179	(4,931)	(95)
Maintenance charges and mortality adjustments	(7,828)	(26,583)	(29,459)

Increase (decrease) in net assets from contract transactions	6,870	(12,481)	(9,670)

Total increase (decrease) in net assets	57,505	251,970	151,464

Net assets as of December 31, 2024	$480,032	$1,342,277	$1,165,575

Investment income (loss):
Dividend distributions	8,309	40,739	32,617
Investment Expenses:
Mortality and expense risk and administrative charges	(6,291)	(17,422)	(14,398)

Net investment income (loss)	2,018	23,317	18,219

Increase (decrease) in net assets from operations:
Capital gain distributions	96,556	269,436	50,277
Realized capital gain (loss) on investments	1,933	12,485	6,630
Change in unrealized appreciation (depreciation)	(39,358)	(105,610)	(66,337)

Net gain (loss) on investments	59,131	176,311	(9,430)

Net increase (decrease) in net assets from operations	61,149	199,628	8,789

Contract owner transactions:
Variable account deposits	10,255	28,015	20,764
Terminations, withdrawals and account payments	—	(14,959)	(16,494)
Transfers between subaccounts, net	1	5	(199)
Maintenance charges and mortality adjustments	(7,867)	(25,509)	(27,163)

Increase (decrease) in net assets from contract transactions	2,389	(12,448)	(23,092)

Total increase (decrease) in net assets	63,538	187,180	(14,303)

Net assets as of December 31, 2025	$543,570	$1,529,457	$1,151,272

The accompanying notes are an integral part of these financial statements.

5

Security Varilife Separate Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024, Except as Noted

	NAA World Equity Income Series	Neuberger Berman AMT Quality Equity Portfolio(a)
Net assets as of December 31, 2023	$480,496	$108,661

Investment income (loss):
Dividend distributions	14,960	—
Investment Expenses:
Mortality and expense risk and administrative charges	(6,747)	(1,564)

Net investment income (loss)	8,213	(1,564)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	6,067
Realized capital gain (loss) on investments	9,069	811
Change in unrealized appreciation (depreciation)	38,286	20,640

Net gain (loss) on investments	47,355	27,518

Net increase (decrease) in net assets from operations	55,568	25,954

Contract owner transactions:
Variable account deposits	40,176	39
Terminations, withdrawals and account payments	(31,937)	—
Transfers between subaccounts, net	(2,365)	—
Maintenance charges and mortality adjustments	(13,134)	(827)

Increase (decrease) in net assets from contract transactions	(7,260)	(788)

Total increase (decrease) in net assets	48,308	25,166

Net assets as of December 31, 2024	$528,804	$133,827

Investment income (loss):
Dividend distributions	12,049	—
Investment Expenses:
Mortality and expense risk and administrative charges	(7,388)	(1,744)

Net investment income (loss)	4,661	(1,744)

Increase (decrease) in net assets from operations:
Capital gain distributions	100,929	8,405
Realized capital gain (loss) on investments	2,632	964
Change in unrealized appreciation (depreciation)	8,288	8,401

Net gain (loss) on investments	111,849	17,770

Net increase (decrease) in net assets from operations	116,510	16,026

Contract owner transactions:
Variable account deposits	41,269	37
Terminations, withdrawals and account payments	(1,571)	—
Transfers between subaccounts, net	5	—
Maintenance charges and mortality adjustments	(11,775)	(823)

Increase (decrease) in net assets from contract transactions	27,928	(786)

Total increase (decrease) in net assets	144,438	15,240

Net assets as of December 31, 2025	$673,242	$149,067

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

6

Security Varilife Separate Account

Notes to Financial Statements

December 31, 2025

1. Organization and Significant Accounting Policies

Security Varilife Separate Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. All activity in the account relates to Security Elite Benefit, a variable life product sold by SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Guggenheim VIF Total Return Bond	-	Security Investors, LLC	-
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	-
NAA All Cap Value Series	-	Security Investors, LLC	-
NAA Large Cap Value Series	-	Security Investors, LLC	-
NAA Large Core Series	-	Security Investors, LLC	-
NAA Mid Growth Series	-	Security Investors, LLC	-
NAA World Equity Income Series	-	Security Investors, LLC	-
Neuberger Berman AMT Quality Equity Portfolio	Class S	Neuberger Berman Investment Advisers LLC	-

Eight subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable account contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

7

Security Varilife Separate Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

During the current year the following subaccount name change was made effective:

Date	New Name	Old Name
July 28, 2025	Neuberger Berman AMT Quality Equity Portfolio	Neuberger Berman AMT Sustainable Equity

Investment Valuation

Investments in mutual fund shares are carried in the Statements of Net Assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2025 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim VIF Total Return Bond	$2,945	$2,216
Invesco V.I. Government Money Market	24,096	12,192
NAA All Cap Value Series	215,355	18,051
NAA Large Cap Value Series	112,201	11,238
NAA Large Core Series	324,226	43,921
NAA Mid Growth Series	93,947	48,543
NAA World Equity Income Series	147,874	14,356
Neuberger Berman AMT Quality Equity Portfolio (a)	8,439	2,564

(a) Name change. See Note 1.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the Statements of Net Assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

8

Security Varilife Separate Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2025.

Segment Disclosures

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is Brian Beckett, Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Net Assets as “Net Assets” and significant segment expenses are listed on the accompanying Statements of Operations and Change in Net Assets.

2. Variable Universal Life Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.90% of the average daily net asset value of each contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.35% of the average daily net assets of each account.

These charges are presented as expenses on the Statements of Operations and Change in Net Assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state and local premium taxes is deducted from each premium payment as provided by pertinent state law.

9

Security Varilife Separate Account

Notes to Financial Statements (continued)

2. Variable Universal Life Contract Charges (continued)

Contract owner maintenance charges presented as a decrease in units on the Statements of Operations and Change in Net Assets under the Maintenance charges and mortality adjustments line item may include the following:

•

A deduction for cost of insurance and cost of any riders is made monthly and is equal to a current cost of insurance rate multiplied by the net amount at risk under a policy at the beginning of the policy month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the policy month divided by 1.0032737, less the accumulated value at the beginning of the month.

10

Security Varilife Separate Account

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2025 and 2024 were as follows:

	2025			2024
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Guggenheim VIF Total Return Bond	36	(69)	(33)	775	(46)	729
Invesco V.I. Government Money Market	939	(752)	187	33,268	(2,510)	30,758
NAA All Cap Value Series	202	(108)	94	203	(136)	67
NAA Large Cap Value Series	122	(89)	33	186	(86)	100
NAA Large Core Series	203	(347)	(144)	241	(394)	(153)
NAA Mid Growth Series	106	(299)	(193)	130	(208)	(78)
NAA World Equity Income Series	551	(133)	418	588	(674)	(86)
Neuberger Berman AMT Quality Equity Portfolio(a)	1	(12)	(11)	—	(14)	(14)

(a) Name change. See Note 1.

11

Security Varilife Separate Account

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2025 were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios (%) (2)	Total Returns (%) (3) (4)
Guggenheim VIF Total Return Bond
2025	2,223	23.95	53,255	4.14	1.25	6.16
2024	2,256	22.56	50,918	0.03	1.25	1.76
2023	1,527	22.17	33,875	0.03	1.25	5.62
2022	2,159	20.99	45,334	0.03	1.25	(17.17)
2021	2,077	25.34	52,657	0.02	1.25	(1.67)
Invesco V.I. Government Money Market
2025	39,372	10.55	415,389	3.67	1.25	2.43
2024	39,185	10.30	403,485	0.04	1.25	3.41
2023	8,427	9.96	83,938	0.04	1.25	3.32
2022	8,441	9.64	81,385	0.01	1.25	—
2021	8,457	9.64	81,546	0.00	1.25	(1.23)
NAA All Cap Value Series
2025	9,450	96.20	909,588	1.48	1.25	11.46
2024	9,356	86.31	807,948	0.02	1.25	8.87
2023	9,289	79.28	736,856	0.01	1.25	7.16
2022	9,590	73.98	709,752	0.01	1.25	(2.40)
2021	8,465	75.80	642,003	0.02	1.25	25.37
NAA Large Cap Value Series
2025	7,252	74.89	543,570	1.62	1.25	12.74
2024	7,219	66.43	480,032	0.02	1.25	12.02
2023	7,119	59.30	422,527	0.01	1.25	7.92
2022	8,716	54.95	479,294	0.01	1.25	(2.55)
2021	8,755	56.39	494,039	0.02	1.25	25.45

12

Security Varilife Separate Account

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios (%) (2)	Total Returns (%) (3) (4)
NAA Large Core Series
2025	15,783	96.87	1,529,457	2.84	1.25	14.98
2024	15,927	84.25	1,342,277	0.03	1.25	24.30
2023	16,080	67.78	1,090,307	0.02	1.25	25.33
2022	16,965	54.08	917,805	0.01	1.25	(21.67)
2021	17,223	69.04	1,189,354	0.01	1.25	26.89
NAA Mid Growth Series
2025	8,997	127.96	1,151,272	2.82	1.25	0.90
2024	9,190	126.82	1,165,575	0.03	1.25	15.90
2023	9,268	109.42	1,014,111	0.01	1.25	24.84
2022	9,504	87.65	833,060	0.00	1.25	(28.68)
2021	10,475	122.89	1,287,285	0.01	1.25	12.26
NAA World Equity Income Series
2025	8,743	76.99	673,242	2.00	1.25	21.23
2024	8,325	63.51	528,804	0.03	1.25	11.17
2023	8,411	57.13	480,496	0.03	1.25	10.89
2022	8,303	51.52	427,775	0.02	1.25	(10.24)
2021	7,742	57.40	444,425	0.02	1.25	20.21
Neuberger Berman AMT Quality Equity Portfolio (a)
2025	2,053	72.61	149,067	—	1.25	12.02
2024	2,064	64.82	133,827	—	1.25	23.94
2023	2,078	52.30	108,661	0.00	1.25	25.00
2022	2,095	41.84	87,655	0.00	1.25	(19.66)
2021	2,113	52.08	110,060	0.00	1.25	21.63

(a)	Name change. See Note 1

13

Security Varilife Separate Account

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

14